Exhibit 10.1

Execution Version

TALARIS THERAPEUTICS,

INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

TALARIS THERAPEUTICS,

INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE

The purpose of this Second Amended and Restated 2018 Equity Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors stock-based incentives in the Company to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1 “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of all or substantially all of the Company’s outstanding Common Stock by a Person, or the sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole. The occurrence of an Acquisition Event shall be determined by the Committee.

2.2 “Affiliate” of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. No Person shall be deemed to be an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the capital stock of the Company.

2.3 “Appreciation Award” means any Stock Option or any Other Stock-Based Award that is based on the appreciation in value of a share of Common Stock in excess of an amount at least equal to the Fair Market Value on the date such Other Stock-Based Award is granted.

2.4 “Award” means any award granted or made under the Plan of any Stock Option, any Restricted Stock or any Other Stock-Based Award. All Awards shall be subject to the terms of a written or electronic agreement executed by the Company and the Participant. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Bylaws” means the Bylaws of the Company, as amended or amended and restated from time to time.

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2.7 “Certificate of Incorporation” means the Company’s Certificate of Incorporation, as amended or amended and restated from time to time.

2.8 “Cause” means, unless otherwise defined in the applicable Award agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import or where it only applies upon the occurrence of a change in control and one has not yet taken place)), termination due to: (i) a Participant’s commission of, conviction of, plea of guilty or nolo contendere to, being indicted for or charged with a felony or a misdemeanor (or a comparable classification in a jurisdiction that does not use these terms); (ii) perpetration by a Participant of an illegal act, or any act of dishonesty, fraud, or moral turpitude with respect to the Company or any of its Affiliates; (iii) a Participant’s failure to attempt to perform or unsatisfactory performance of his or her duties or responsibilities for any reason; (iv) a Participant’s misconduct or negligence with regard to the Company or its Affiliates; (v) the Participant’s misappropriation of a corporate opportunity; (vi) the Participant’s violation of any policy of the Company or any of its Affiliates applicable to the Participant as in effect from time to time; (vii) the Participant’s engaging in any conduct injurious or detrimental to the Company or any of its Affiliates; or (viii) the Participant’s breach of any agreement with the Company or any of its Affiliates, including any confidentiality or restrictive covenant agreement entered into between the Participant and the Company or any of its Affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate of the Company and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies upon an occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “Cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law. The determination as to whether “Cause” has occurred shall be made by the Board or its designee acting in good faith, which shall have the authority to waive the consequences under the Plan of the existence or occurrence of any of the events, acts or omissions constituting “Cause.” A Termination for Cause shall be deemed to include a determination following a Participant’s Termination of employment for any reason that circumstances existing prior to such termination for the Company or one of the Subsidiaries to have terminated such Participant’s employment for Cause; provided that such determination shall be made not later than one hundred and eighty (180) days following the date on which the chairman of the Audit Committee of the Board first had detailed, specific, full information of the relevant conduct (and, for avoidance of doubt, if the Board undertakes an internal investigation of such conduct, the chairman of the Audit Committee of the Board shall not be deemed to have actual knowledge of such conduct until the conclusion of such investigation).

2.9 “Change in Control” means, unless otherwise determined by the Committee in the applicable Award agreement, the occurrence of any of the following:

(a) the acquisition (including any acquisition through purchase, reorganization, merger, consolidation or similar transaction), directly or indirectly, in one or more transactions by any Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than any acquisition by any Permitted Holder or any of its Related Parties, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) representing 50% or more of either (i) the voting common stock of the Company or (ii) the combined voting power of the securities of the Company entitled to vote generally in the election of directors of the Board

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(collectively, the “Company Voting Securities”), in each case calculated on a fully diluted basis after giving effect to such acquisition; provided, however, that none of the following acquisitions shall constitute a Change in Control as defined in this clause (a): (A) any acquisition from the Company, (B) any acquisition by (1) the Company, (2) any employee benefit plan (or any trust for an employee benefit plan) maintained by the Company or its Affiliates or (3) by any acquisition by any Person or group of Persons consisting solely of stockholders of the Company on the Effective Date, (C) any acquisition that does not result in any Person (other than any stockholder or stockholders of the Company on the Effective Date), beneficially owning shares or securities representing 50% or more of either the Common Stock or Company Voting Securities, and (D) any acquisition, after which the Permitted Holders or any of their Related Parties have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board;

(b) after the completion of an Initial Public Offering, during any period of twelve consecutive months, any election has occurred of Persons to the Board that causes two-thirds of the Board to consist of Persons other than (i) Persons who were members of the Board on the Effective Date, and (ii) Persons who were nominated for election as members of the Board at a time when two-thirds of the Board consisted of Persons who were members of the Board on the Effective Date; provided, however, that any Person nominated for election by a Board at least two-thirds of whom constituted Persons described in clauses (i) or (ii) or by Persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of Persons described in clause (i); or

(c) the sale or other disposition (other than a merger or consolidation) of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person other than a Permitted Holder or a Related Person of a Permitted Holder; or

(d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, unless the Committee provides otherwise in an Award agreement, the completion of an Initial Public Offering, by itself, shall not be considered a Change in Control. With respect to any payment, accelerated vesting, and/or settlement pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, unless otherwise provided in the Award agreement at grant, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A of the Code, subject to Section 13.16.

2.10 “Chief Executive Officer” means the chief executive officer of the Company.

2.11 “CIC Notice” has the meaning set forth in Section 10.3(b).

2.12 “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

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2.13 “Committee” means (a) prior to a Registration Date, a committee or subcommittee of the Board appointed from time to time by the Board, or, if none, the full Board and (b) upon and following a Registration Date, a committee or subcommittee of the Board appointed from time to time by the Board that may consist solely of two or more “non-employee directors” each of whom is intended to be (i) to the extent required by Rule 16b-3, a “nonemployee director” as defined in Rule 16b-3, and (ii) as applicable, an “independent director” as defined under the Nasdaq Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules; provided that if for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of grants, interpretations or other actions of the Committee. With respect to the application of the Plan to Non-Employee Directors, the Committee shall mean the Board. Notwithstanding the foregoing, if and to the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed references to the Board.

2.14 “Common Stock” means the Class A Common Stock of the Company, par value $0.0001 per share.

2.15 “Company” means Talaris Therapeutics, Inc., a Delaware corporation, or its successors by operation of law.

2.16 “Consultant” means any natural person who (a) provides, either directly or through a limited liability company or a similar entity, bona fide consulting or advisory services to the Company or any of its Affiliates, which services are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) who does not, directly or indirectly, promote or maintain a market for the Company’s or any of its Affiliates’ securities.

2.17 “control” means, with respect to any Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and words such as “controlled” and “controlling” have meanings correlative to the foregoing.

2.18 “Customers” means any Person who is a customer or client of the Company or any of its Affiliates and with whom the Participant had business-related contact (whether in person, by telephone, or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

2.19 “Detrimental Activity” means, unless otherwise set forth in an Award agreement:

(a) disclosing, divulging, furnishing or making available to any Person, except as necessary in the furtherance of Participant’s responsibilities to the Company or any of its Affiliates, either during or subsequent to Participant’s service relationship with the Company or any of its Affiliates, any knowledge or information with respect to trade secrets or confidential or proprietary information, methods, processes, plans or materials of the Company or any of its Affiliates, or with respect to any other confidential or proprietary aspects of the business of the Company or any of its Affiliates, acquired by the Participant at any time prior to the Participant’s Termination;

(b) any activity while employed by, or performing services for, the Company or any of its Affiliates that results in a termination for Cause, or a determination by the Committee in good faith during the twelve months following the termination of Participant’s employment for any reason that circumstances existed prior to such Termination for the Company to have terminated the Participant’s employment for Cause;

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(c) the Committee’s determination, made in good faith, that the Participant, directly or indirectly, has engaged in any of the following activities: competition; interference with key business relationships; solicitation of customers or suppliers; solicitation or hiring of employees; disparagement; or other similar activities; or

(d) a breach of any agreement between the Participant and the Company or an Affiliate of the Company.

Unless otherwise determined by the Committee at grant or unless a longer post-Termination recoupment period is provided in the applicable Award agreement, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the later of the Participant’s Termination or the date the Award is exercisable, if applicable.

For purposes of subsections (a), (c) and (d) above, the Committee has the authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other Person shall have authority to provide the Participant with such authorization.

2.20 “Disability” means with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for an Award that provides for vesting and/or payment or settlement triggered upon a Disability and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that for purposes of payment or settlement of such Award, such Award shall not be paid (or otherwise settled) until the earliest of: (A) the Participant’s “disability” within the meaning of Section 409A(a)(2)(C)(i) or (ii) of the Code, (B) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (C) the date such Award would otherwise be settled pursuant to the terms of the Award agreement.

2.21 “Effective Date” means the effective date of the Plan as defined in Article XIII.

2.22 “Eligible Employee” means each employee of the Company or one of its Affiliates.

2.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

2.24 “Exercisable Awards” has the meaning set forth in Section 4.2(d).

2.25 “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or other applicable law, as of any date and except as provided below, (a) the last sales price reported for the Common Stock on the applicable date as reported on the principal established securities market on which it is then traded or if the Common Stock has not been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted; or (b) if the Company’s Common Stock is not traded on any established securities market, the price as determined by the Committee in whatever manner it considers appropriate, taking into account the requirements of Section 422, if applicable, and Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.

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2.26 “Family Member” means “family member” as defined in Rule 701 under the Securities Act and, following the filing of a Form S-8 pursuant to the Securities Act with respect to the Plan, as defined in Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time.

2.27 “Good Reason” with respect to a Participant’s voluntary Termination of Employment shall have the meaning ascribed to such term under an employment or similar agreement in effect between the Company and the Participant; a Participant shall not have “Good Reason” in the absence of such an agreement providing for and defining such term. With regard to any agreement under which “Good Reason” only applies upon an occurrence of a change in control, a Participant shall not have “Good Reason” until a change in control actually takes place and then only with regard to a termination thereafter that satisfies such “Good Reason” requirements.

2.28 “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries or its Parent (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.29 “Initial Public Offering” means (i) an initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act (excluding registration statements filed on Form S-8, any similar successor form or another form used for a purpose similar to the intended use of such forms), or (ii) the Committee has determined that Common Stock has otherwise become publicly-traded for this purpose.

2.30 “Issued Shares” means shares of Common Stock acquired by a Participant (or his or her estate or legal representative) upon vesting or exercise of an outstanding Award granted under the Plan. For purposes of Section 10.3, “Issued Shares” shall include all of a Participant’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise or vesting of an Award (following the payment of any applicable exercise or purchase price therefor).

2.31 “Joinder Agreement” means an adoption agreement to any of the Stockholders Agreements or any similar joinder agreement to a stockholders agreement (or similar agreement) entered into by the Company after the Effective Date.

2.32 “Lead Underwriter” has the meaning set forth in Section 13.23.

2.33 “Lock-Up Period” has the meaning set forth in Section 13.23.

2.34 “Non-Employee Director” means a non-employee director of the Company as defined in Rule 16b-3.

2.35 “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.36 “Other Extraordinary Event” has the meaning set forth in Section 4.2(b).

2.37 “Other Stock-Based Award” means an Award under Article VIII of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including an Award valued by reference to an Affiliate.

2.38 “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

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2.39 “Participant” means an Eligible Employee, Consultant or Non-Employee Director to whom an Award has been granted pursuant to the Plan.

2.40 “Permitted Holder” means any holder of Voting Securities on the Effective Date and their respective Affiliates and Permitted Transferees, and any group consisting solely of such Persons.

2.41 “Permitted Transferee” means:

(a) with respect to a Participant or any stockholder of the Company who is a natural person, (i) such person’s spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law and children-in-law, (ii) such person’s heirs, legatees, beneficiaries or devisees and (iii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such person or such other persons referred to in clauses (i) and (ii) above;

(b) with respect to a trust that is a Permitted Transferee pursuant to section (a)(iii) above, any other trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners or other owners of which consist entirely of such trust or such trust’s beneficiaries;

(c) with respect to any stockholder of the Company that is an investment fund, an investment partnership or an investment account, any Related Person of such stockholder; and

(d) with respect to any stockholder of the Company that is an entity and to which clause (c) above is not applicable, any controlled Affiliate of such stockholder so long as such transferee remains a controlled Affiliate of such stockholder of the Company following the applicable Transfer;

provided that, in any of such cases, such Permitted Transferee is (x) an accredited investor within the meaning of Regulation D under the Securities Act or (y) is otherwise eligible to be a Permitted Transferee under Section 4(a)(2) or Rule 701 of the Securities Act, and provided, further, that the Committee may at any time restrict or prevent any Transfer if the Committee determines, in its sole discretion, that such restriction or prevention is necessary or advisable to avoid a violation of, or to prevent the Company from becoming subject to, any applicable Federal or state securities law, rule or regulation.

2.42 “Person” means any individual, entity (including any employee benefit plan or any trust for an employee benefit plan) or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision).

2.43 “Plan” means this Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, as amended from time to time.

2.44 “Proposed Transferee” has the meaning set forth in Section 10.2(b).

2.45 “Registration Date” means the first date after the Effective Date (a) on which the Company consummates an Initial Public Offering or (b) any class of common equity securities of the Company is required to be registered under Section 12 of the Exchange Act.

2.46 “Related Person” means, with respect to any Person, (a) an Affiliate of such Person, (b) any investment manager, investment advisor, managing member or general partner of such Person, (c) any investment fund, investment partnership, investment account or other investment Person whose investment manager, investment advisor, managing member or general partner is such Person or a Related Person of such Person, or (d) any equity investor, member, partner or officer of such Person.

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2.47 “Restricted Stock” means an Award of shares of Common Stock that is subject to restrictions under Article VII.

2.48 “Restriction Period” has the meaning set forth in Section 7.1(b).

2.49 “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.50 “Sale Proposal” has the meaning set forth in Section 10.3(a).

2.51 “Section 4.2 Event” has the meaning set forth in Section 4.2(b).

2.52 “Section 409A Covered Award” has the meaning set forth in Section 13.16.

2.53 “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury Regulation or other official guidance promulgated thereunder.

2.54 “Securities Act” means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

2.55 “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants pursuant to Article VI.

2.56 “Stockholders Agreements” means the Investors’ Rights Agreement and the Voting Agreement.

2.57 “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.58 “Supplier” means any Person who supplies products or services to the Company or any Subsidiary and with whom a Participant had business-related contact (whether in person, by telephone or by paper or electronic correspondence) on behalf of the Company or any of its Affiliates.

2.59 “Ten Percent Stockholder” means an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.60 “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.61 “Termination of Consultancy” means: (a) that the Participant is no longer acting as a consultant to the Company or one of its Affiliates; or (b) that an entity that is retaining a Participant as a Consultant ceases to be an Affiliate of the Company unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another of its Affiliates at the time the entity ceases to be an Affiliate of the Company. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in

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its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.

2.62 “Termination of Directorship” means that a Participant has ceased to be a Non-Employee Director; except that if such Participant becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until such Participant has a subsequent Termination of Employment or Termination of Consultancy, as the case may be.

2.63 “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or approved personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) that an entity that is employing a Participant ceases to be an Affiliate of the Company, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate of the Company at the time the entity ceases to be an Affiliate of the Company. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.

2.64 “Transfer” means: (a) when used as a noun, any direct or indirect transfer, offer, sale, assignment, pledge, lease, donation, grant, gift, bequest, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, offer, sell, assign, pledge, lease, donate, grant, gift, bequest, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferable” and “Transferred” shall have a correlative meaning.

2.65 “Transfer Notice” has the meaning set forth in Section 10.2(b).

2.66 “Voting Securities” means the securities of the Company entitled to vote in the election of directors of the Board.

ARTICLE III

ADMINISTRATION

3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

3.2 Grants of Awards. The Committee shall have full authority to grant Awards pursuant to the terms of the Plan, to Eligible Employees, Consultants and Non-Employee Directors. Without limiting the foregoing, the Committee shall have the authority:

(a) to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

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(b) to determine whether and to what extent Awards are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c) to determine, in accordance with the terms of the Plan, the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof), based on such factors, if any, as the Committee shall determine, in its sole discretion;

(e) to determine whether and under what circumstances the exercise price of any Exercisable Award may be paid in cash or Common Stock;

(f) to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Awards or to purchase or pay for shares of Common Stock issuable pursuant to Awards under the Plan; provided that (i) on and after the Registration Date executive officers and directors are not eligible to receive such loans, and (ii) all outstanding loans with respect to such executive officers and directors shall be repaid before the Registration Date;

(g) to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(h) to determine whether to require an Eligible Employee, Non-Employee Director or Consultant, as a condition of the granting of any Stock Option, not to Transfer shares of Common Stock acquired pursuant to the exercise of a Stock Option for a period of time as determined by the Committee, in its sole discretion, following the date of acquisition of such shares of Common Stock;

(i) to modify, extend or renew an Award, subject to Article X and Section 6.4(l), provided, however, that such action shall be implemented in a manner intended to comply with Section 409A of the Code; and

(j) generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

3.3 Guidelines. Subject to Article X, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem necessary or advisable; to construe and interpret the terms and provisions of the Plan and any Award granted under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for Persons who are residing in or employed in, or subject to the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions, and may impose such limitations and restrictions that it deems necessary or advisable to comply with such laws. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

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3.4 Delegation; Advisors. The Committee may, as it from time to time as it deems advisable, to the extent permitted by applicable law and stock exchange rules:

(a) delegate its responsibilities to officers or employees of the Company and its Affiliates, including delegating authority to officers to grant Awards or execute agreements or other documents on behalf of the Committee; and

(b) engage legal counsel, consultants, professional advisors and agents to assist in the administration of the Plan and rely upon any opinion or computation received from any such Person. Expenses incurred by the Committee or the Board in the engagement of any such person shall be paid by the Company.

3.5 Decisions Final. Any decision, interpretation, determination, evaluation, election, approval, authorization, appointment, consent or other action made or taken by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan or any agreement relating to an Award or the Plan shall be within the sole and absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants, Permitted Transferees and their respective beneficiaries, heirs, executors, administrators, successors and assigns. Nothing in the Plan shall obligate the Company, the Board or the Committee (or any of its members) to treat any Participants alike, and the exercise of any power or discretion by any such Person with respect to any Participant shall not create any obligation on the part of such Person to take any similar action in the case of any other Participant; it being understood that any power or discretion of the Company, the Board or the Committee (or any of its members) shall be treated as having been so conferred as to each Participant separately.

3.6 Procedures. If the Committee is appointed, the Board may designate one of the members of the Committee as chairperson and the Committee shall hold meetings, subject to the Bylaws of the Company, at such times and places as it shall deem advisable, including by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the Bylaws of the Company, shall be as fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7 Limitation of Liability; Indemnification.

(a) The Committee, its members and any Person designated pursuant to Section 3.4 shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no current or former officer or employee of the Company or any of its Subsidiaries or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

(b) To the maximum extent permitted by applicable law and the Certificate of Incorporation and Bylaws of the Company and to the extent not covered by insurance directly insuring such person, each current and former officer or employee of the Company or any of its Affiliates and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the

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extent arising out of such officer’s, employee’s, member’s or former officer’s, employee’s or member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the employees, officers, directors or members or former employees, officers, directors or members may have under applicable law, under the Certificate of Incorporation or Bylaws of the Company or any of its Affiliates, or under any individual agreement. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under the Plan.

3.8 Stockholders Agreements. Notwithstanding anything herein to the contrary, the Plan and the operation and administration of the Plan (including any action taken by the Committee) shall be subject to the applicable terms and conditions set forth in the Stockholders Agreements to the greatest extent permissible under applicable law.

ARTICLE IV

SHARE LIMITATIONS

4.1 General Limitations. The aggregate number of shares of Common Stock that may be issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan, including with respect to Incentive Stock Options, shall not exceed 27,665,664 shares of Common Stock (subject, in each case, to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award granted under the Plan expires, terminates, is canceled or is forfeited for any reason (in the case of any Stock Option, without having been exercised in full), or is settled in cash, the number of shares of Common Stock underlying such Award (in the case of any Stock Option, to the extent unexercised) shall again be available for issuance under the Plan. Shares of Common Stock tendered to the Company by a Participant to (a) purchase shares of Common Stock upon the exercise of an Award or (b) satisfy tax withholding obligations (including shares retained from the Award that was exercised or that created the tax obligation) shall be added back to the number of shares available for the future grant of Awards. No fractional shares of Common Stock shall be issued under the Plan.

4.2 Changes.

(a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any of its Affiliates, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any of its Affiliates, (v) any sale or Transfer of all or part of the assets or business of the Company or any of its Affiliates, (vi) any Section 4.2 Event or (vii) any other corporate act or proceeding.

(b) Subject to the provisions of this Section 4.2(b), in the event of any change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, special dividend, combination or reclassification of shares, recapitalization, merger, consolidation, spin off, split off, reorganization or partial or complete liquidation, issuance of rights or warrants to purchase Common Stock or securities convertible into Common Stock, sale or transfer of all or part of the Company’s assets or business, or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718 (each, a “Section 4.2 Event”) then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) subject to an Award, or (iii) the purchase or exercise price of Awards, shall

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be adjusted by the Committee as the Committee determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Any such adjustment determined by the Committee in good faith shall be final, binding, and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and assigns. Without limiting the scope of Section 9.1, in connection with any Section 4.2 Event, the Committee may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property in exchange therefor equal to the fair value (as determined in good faith by the Committee) which, in the case of Options may equal the excess, if any, of the value of the consideration to be paid to holders of the same number of shares of Common Stock subject to such Options (or, if no consideration is paid, the Fair Market Value of the shares of Common Stock subject to such Options) over the aggregate exercise price of such Options, provided that, if such value (or Fair Market Value, as applicable) shall be less than or equal to the aggregate exercise price of such Options, the Options may be cancelled for no consideration. In addition, subject to Section 4.2(d), in the event of any change in the capital structure or business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), then the Committee may make the adjustments described in clauses (i) through (iv) above as it determines, in good faith, to be necessary or advisable to prevent substantial dilution or enlargement of the rights of Participants under the Plan. Notice of any such adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be binding for all purposes of the Plan. Except as expressly provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event. Notwithstanding the foregoing, (x) any adjustments made pursuant to this Section 4.2(b) to Awards that are considered “non-qualified deferred compensation” within the meaning of Section 409A of the Code shall be made in a manner intended to comply with the requirements of Section 409A of the Code; and (y) any adjustments made pursuant to this Section 4.2(b) to Awards that are not considered “non-qualified deferred compensation” subject to Section 409A of the Code shall be made in a manner intended to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code.

(c) Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be eliminated at the time of such adjustment by rounding-down for any fractional shares. No fractional shares of Common Stock shall be issued under the Plan. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d) Upon the occurrence of an Acquisition Event, the Committee may terminate all outstanding and unexercised Stock Options or any Other Stock-Based Award that provides for a Participant-elected exercise (collectively, “Exercisable Awards”), effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of such Exercisable Awards that are then outstanding to the extent vested on the date such notice of termination is given (or, at the discretion of the Committee, without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void and the applicable provisions of Section 4.2(b) and Article IX shall apply. For the avoidance of doubt, in the event of an Acquisition Event, the Committee may terminate any Exercisable Award for which the exercise price is equal to or exceeds the Fair Market Value on the date of the Acquisition Event without payment of consideration therefor. If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the applicable provisions of Section 4.2(b) and Article IX shall apply.

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4.3 Minimum Purchase Price. Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE V

ELIGIBILITY AND GENERAL REQUIREMENTS FOR AWARDS

5.1 General Eligibility. All current Eligible Employees, Consultants and Non-Employee Directors and prospective Eligible Employees, Consultants and Non-Employee Directors are eligible to be granted Non-Qualified Stock Options, Restricted Stock and Other Stock-Based Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted to an Eligible Employee, Consultant or Non-Employee Director if such shares of Common Stock do not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director if such shares are required to constitute “service recipient stock” for such Award to comply with, or be exempt from, Section 409A of the Code.

5.2 Incentive Stock Options. Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3 General Requirement. The grant of Awards to a prospective Eligible Employee, Consultant or Non-Employee Director and the vesting and exercise of such Awards shall be conditioned upon such Person actually becoming an Eligible Employee, Consultant, or Non-Employee Director; provided, however, that no Award may be granted to a prospective Eligible Employee, Consultant, or Non-Employee Director unless the Company determines that the Award will comply with applicable laws, including the securities laws of all relevant jurisdictions (and, in the case of an Award to an Eligible Employee or Consultant pursuant to which Common Stock would be issued prior to such Person performing services for the Company, the Company may require payment of not less than the par value of the Common Stock by cash or check in order to ensure proper issuance of the shares in compliance with applicable law). Awards may be awarded in consideration for past services actually rendered to the Company or any of its Affiliates. To the extent that the vesting of any Award, or lapse of restrictions with respect to any Award, is conditioned in part or in full on the satisfaction of one or more performance metrics, criteria, objective, or similar requirement, the achievement of such metric shall be determined in accordance with the Generally Accepted Accounting Principles, or such other method of accounting that the Committee may determine from time to time.

ARTICLE VI

STOCK OPTIONS

6.1 Stock Options. Each Stock Option granted under the Plan shall be one of two types: (a) an Incentive Stock Option; or (b) a Non-Qualified Stock Option.

6.2 Grants. The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof that does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall, in its sole discretion, have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options.

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6.3 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.4 Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee, in its sole discretion, shall determine:

(a) Exercise Price. The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant, unless such Stock Option is being converted by reason of a corporate transaction within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(v)(D) issued under Section 409A of the Code, in which case the exercise price of the Stock Option shall be determined in accordance with the requirements of Section 424 of the Code to the extent required by Section 409A of the Code.

(b) Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, that (i) no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; and (ii) the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods or upon the attainment of certain financial results or other criteria), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Stock Option award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Stock Option.

(d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, a Stock Option may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be acquired. Such notice shall be in a form acceptable to the Committee and shall be accompanied by (x) at the Company’s request, Joinder Agreements executed by the holder thereof and (y) payment in full of the exercise price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a procedure whereby the Participant delivers irrevocable instructions to a

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broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances)). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e) Non-Transferability of Options. No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine that a Non-Qualified Stock Option that otherwise is not Transferable pursuant to this section is Transferable to a Family Member in whole or in part, and in such circumstances, and under such conditions as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be Transferred subsequently other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award agreement.

(f) Termination by Death or Disability. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by reason of death or Disability, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(g) Involuntary Termination Without Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h) Voluntary Termination. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination is voluntary (other than a voluntary Termination described in subsection (i)(ii) below), all Stock Options that are held by such Participant that are vested and exercisable on the date of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days after the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i) Termination for Cause. Unless otherwise determined by the Committee at grant (or, if no rights of the Participant (or, in the case of his death, his estate) are reduced, thereafter), if a Participant’s Termination (i) is for Cause or (ii) is a voluntary Termination after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall terminate and expire on the date of such Termination.

(j) Unvested Stock Options. Unless otherwise determined by the Committee, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.

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(k) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l) Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee. The Committee may, in its sole discretion, (i) modify, extend or renew outstanding Stock Options (provided that (A) the rights of a Participant are not reduced or materially and adversely affected without his or her consent and (B) such action does not subject the Stock Options to Section 409A of the Code), and (ii) accept the surrender of outstanding Stock Options and authorize the granting of new Stock Options in substitution therefor. Notwithstanding anything herein to the contrary, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

(m) Early Exercise. The Committee may provide that a Stock Option include a provision whereby the Participant may elect at any time before the Participant’s Termination to exercise the Stock Option as to any part or all of the shares of Common Stock subject to the Stock Option prior to the full vesting of the Stock Option and such shares shall be subject to certain restrictions as determined by the Committee and be treated as Restricted Stock. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(n) Detrimental Activity. Unless otherwise determined by the Committee at grant, with respect to Stock Options, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant’s Termination of Employment or (y) the date the Stock Option is exercised, that any Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).

(o) Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall, in its sole discretion, deem appropriate.

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ARTICLE VII

RESTRICTED STOCK

7.1 Awards of Restricted Stock.

(a) Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times within which, grants of Restricted Stock will be made, the number of shares to be awarded, the purchase price (if any) to be paid by the Participant (subject to Section 7.2), the time or times at which such Awards may be subject to forfeiture (if any), the vesting schedule (if any) and rights to acceleration thereof (if any), and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets or such other factors as the Committee may determine, in its sole discretion.

(b) Restriction Period. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during a period set by the Committee (if any) (the “Restriction Period”) commencing with the date of such Award, as set forth in the applicable Award agreement and such agreement shall set forth a vesting schedule and any events that would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award.

(c) Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any vesting of Restricted Stock, all unvested Restricted Stock shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Restricted Stock, the Committee shall be entitled to recover from the Participant (at any time within one year after such engagement in Detrimental Activity) an amount equal to the Fair Market Value as of the vesting date(s) of any Restricted Stock that had vested in the period referred to above.

7.2 Awards and Certificates. An Eligible Employee, Consultant and Non-Employee Director selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a) Purchase Price. The purchase price of Restricted Stock, if any, shall be determined by the Committee, but shall be not less than as permitted under applicable law.

(b) Legend. Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The securities represented hereby have been acquired for investment and have not been registered under the Securities Act of 1933. Such shares may not be sold, pledged, or transferred in the absence of such registration or a valid exemption from the registration and prospectus delivery requirements of said Act.

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The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Talaris Therapeutics, Inc. (the “Company”) Second Amended and Restated 2018 Equity Incentive Plan (as amended from time to time) (the “Plan”), and an Award agreement entered into between the registered owner and the Company dated. Copies of such Plan and Award agreement are on file at the principal office of the Company.”

(c) Custody. If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that such stock certificates be held in custody by the Company until the restrictions on the shares shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(d) Rights as Stockholder. Except as otherwise determined by the Committee, the Participant shall have all the rights of a holder of shares of Common Stock of the Company with respect to Restricted Stock, subject to the following provisions of this Section 7.2(d). Except as otherwise determined by the Committee, (i) the Participant shall have no right to tender shares of Restricted Stock, (ii) dividends or other distributions (collectively, “dividends”) on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions, and (iii) in no event shall dividends or other distributions payable thereunder be paid unless and until the shares of Restricted Stock to which they relate no longer are subject to a risk of forfeiture. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock upon the lapse of the restrictions.

(e) Termination. Upon a Participant’s Termination for any reason during the Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant, or, if no rights of a Participant are reduced, thereafter.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant, and any and all unpaid distributions or dividends payable thereunder shall be paid. The second paragraph of the legend referred to in subsection (b) above shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law, the Stockholders Agreements, or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1 Other Awards. The Committee is authorized to grant Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or any of its Affiliates, stock appreciation rights, stock equivalent units, restricted stock units, deferred stock units, phantom stock, phantom stock units, cash awards, and Awards valued by reference to book value of shares of Common Stock.

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The Committee shall have authority to determine the Participants, to whom, and the time or times at which, Other Stock-Based Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other terms and conditions of the Awards.

The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of performance goals or such other factors as the Committee may determine.

To the extent permitted by law, the Committee may permit Eligible Employees or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be carried out in a manner intended to comply with Section 409A of the Code.

8.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article VIII shall be subject to the following terms and conditions:

(a) Non-Transferability. The Participant may not Transfer Other Stock-Based Awards or the Common Stock underlying such Awards prior to the date on which the underlying Common Stock is issued, or, if later, the date on which any restriction, performance or deferral period applicable to such Common Stock lapses.

(b) Dividends. The Committee shall determine to what extent, and under what conditions, the Participant shall have the right to receive dividends, dividend equivalents or other distributions (collectively, “dividends”) with respect to shares of Common Stock covered by Other Stock-Based Awards. Except as otherwise determined by the Committee, dividends with respect to unvested Other Stock-Based Awards shall be withheld until such Other Stock-Based Awards vest. Dividends that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of the Plan and, except as otherwise determined by the Committee, shall not accrue interest. Such dividends shall be paid to the Participant in the same form as paid on the Common Stock or such other form as is determined by the Committee upon the lapse of the restrictions.

(c) Vesting. Other Stock Based Awards and any underlying Common Stock shall vest or be forfeited to the extent set forth in the applicable Award agreement or as otherwise determined by the Committee. The Committee may, at or after grant, accelerate the vesting of all or any part of any Other Stock-Based Award.

(d) Price. Common Stock issued on a bonus basis under this Article VIII may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article VIII shall be priced as determined by the Committee.

(e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement.

(f) Detrimental Activity. Unless otherwise determined by the Committee at grant, each Other Stock-Based Award shall provide that (A) in the event the Participant engages in Detrimental Activity prior to any vesting of such Other Stock-Based Award, all unvested Other Stock-Based Award shall be immediately forfeited, and (B) in the event the Participant engages in Detrimental Activity during the one year period after any vesting of such Other Stock-Based Award, the Committee shall be entitled to

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recover from the Participant (at any time within the one- year period after such engagement in Detrimental Activity) an amount equal to any gain the Participant realized from any Other Stock-Based Award that had vested in the period referred to above. Unless otherwise determined by the Committee at grant, this Section 8.2(f) shall cease to apply upon a Change in Control.

ARTICLE IX

CHANGE IN CONTROL PROVISIONS

9.1 Except as otherwise provided by the Committee in an Award agreement, in the event of a Change in Control of the Company after the Effective Date, the Committee may, but shall not be obligated to:

(a) accelerate the vesting, in whole or in part, of the Award (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of such Change in Control as the Committee determines (or, if the Committee does not determine such a date, to the date that is five days prior to the effective date of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control; provided, however, that the Committee may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Change in Control, which exercise is contingent upon the effectiveness of such Change in Control

(b) in the case of Options, accelerate the expiration of the stated term of such Options to the date of the Change in Control by delivering notice of such acceleration to each affected Participant at least 10 days prior to the date of consummation of the Change in Control;

(c) cancel unvested Awards for no consideration, and cancel vested Awards for fair value (as determined in good faith by the Committee) which, in the case of vested Options may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares of Common Stock subject to such Options (or, if no consideration is paid in any such transaction, the Fair Market Value of the shares of Common Stock subject to such Options) over the aggregate exercise price of such Options, provided that, if such value (or Fair Market Value, as applicable) shall be less than or equal to the aggregate exercise price of such Options, the Options may be cancelled for no consideration; and/or

(d) provide for the issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Award previously granted hereunder as determined by the Committee in its sole discretion.

Without limiting the foregoing, as a condition to receipt of any consideration in respect of an Award in connection with a Change in Control, the Committee may require that the Participant execute a release of claims, become a party to all or a part of the definitive transaction agreement effecting the Change in Control, become party to a non-competition or similar agreement, and/or become party to an indemnification agreement, provided that any indemnification obligation shall not exceed the proceeds received by the Participant with respect to the Award. In addition, payments under Section 9.1(c) above may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection the Change in Control transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies. Notwithstanding anything else herein, the Committee may take different actions with respect to different groups of Participants and may provide for accelerated vesting or lapse of restrictions with respect to all or any portion of an Award at any time.

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9.2 IPO not a Change in Control. Notwithstanding the foregoing, for purposes of the Plan, the completion of an IPO by itself shall not be considered a Change in Control.

ARTICLE X

COMPANY CALL RIGHTS; RIGHT OF FIRST REFUSAL; DRAG ALONG RIGHT

10.1 Company Call Rights.

(a) With respect to Awards, unless otherwise determined by the Committee in the applicable Award agreement, in the event of a Termination for Cause or the discovery that the Participant engaged in Detrimental Activity, then the Company shall have the right but not the obligation exercisable at any time during the period commencing on the date of such Termination for Cause or the discovery that the Participant engaged in Detrimental Activity and ending on the ninety (90) day anniversary thereof, to repurchase from the Participant any shares of Common Stock previously acquired by the Participant under the Plan at a repurchase price equal to the lesser of (i) the original purchase price or exercise price (as applicable), if any, and (ii) Fair Market Value as of the date of repurchase or the date of Termination (or discovery that the Participant engaged in Detrimental Activity).

(b) Unless otherwise determined by the Committee in the applicable award agreement, if the Company elects to exercise the call rights under this Section 10.1, it shall do so by delivering to the Participant a notice of such election, specifying the number of shares to be purchased and the closing date and time of such purchase. Such closing shall take place at the Company’s principal executive offices or as otherwise determined by the Company within sixty (60) days after the exercise of the right contained in this Section 10.1. At such closing, the Company will pay the Participant the repurchase price as specified in this Section 10.1 in cash, or by cancellation of indebtedness of the Participant to the Company; provided, however, the Company may elect to pay the repurchase price in three (3) equal installments with the first installment paid at the closing and subsequent installments paid on the first two (2) anniversaries of the closing. The installment payments shall bear interest at the applicable federal rate.

(c) Notwithstanding anything herein to the contrary, the Company shall not be obligated to repurchase any shares of Common Stock previously acquired pursuant to an Award under the Plan from the Participant, or from the estate of the Participant, and may defer such repurchase, if (i) there exists and is continuing a default or an event of default on the part of the Company or under any guarantee or other agreement under which the Company or any of its Subsidiaries has borrowed money, (ii) such repurchase would constitute a breach of, or result in a default or an event of default on the part of the Company or any of its Subsidiaries under, any such guarantee or agreement, (iii) such repurchase would not be permitted under any applicable laws or stock exchange rules or regulations, or (iv) such repurchase would result in adverse accounting consequences for the Company. If the Company is unable to make a re-purchase generally in accordance with the preceding sentence, the Company shall pay the Participant for such Common Stock as soon as possible, with interest at the federal short-term interest rate in effect on the first day of the month of exercise of the repurchase right, to be recalculated on the first day of each month thereafter until all payments due are made.

10.2 Transfer Restrictions; Right of First Refusal.

(a) No Participant may Transfer all or any fraction of any shares of Common Stock previously acquired by the Participant under the Plan to any Person other than a Permitted Transferee unless in each such instance the Participant (or his or her estate or legal representative) shall have first offered to the Company the shares of Common Stock proposed to be Transferred pursuant to a bona fide offer to a third party.

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(b) Notice of Proposed Transfer. Prior to any proposed Transfer of shares of Common Stock, the Participant shall give a written notice (the “Transfer Notice”) to the Company describing fully the proposed Transfer, including the number of shares of Common Stock, the name and address of the proposed Transferee (the “Proposed Transferee”) and if the Transfer is voluntary, the proposed Transfer price, and containing such information necessary to show that the Participant has obtained a bona fide binding offer to Transfer the shares of Common Stock for case from a third party. The Participant shall provide a separate Transfer Notice with regard to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding and unconditional commitment of the Participant and the Proposed Transferee for the Transfer of the shares of Common Stock to the Proposed Transferee for cash subject only to the right of first refusal specified herein.

(c) Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary Transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described herein, and that the Participant shall have no right to Transfer the Issued Shares without first complying with this procedure. The Participant shall not be permitted to Transfer any shares of Common Stock if the Proposed Transfer is not bona fide.

(d) Exercise of Right of First Refusal. If the Company determines the proposed Transfer to be a bona fide Transfer, the Company shall have the right to repurchase all or any part of the shares of Common Stock at the proposed Transfer price per share, by delivering to the Participant (or his or her estate or legal representative) written notice of such exercise within twenty (20) days after the date the Company has determined that the proposed Transfer is bona fide. The Company’s exercise or failure to exercise the right of first refusal with respect to any proposed Transfer described in a Transfer Notice shall not affect the Company’s right to exercise the right of first refusal with respect to any proposed Transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed Transfer to the same Proposed Transferee. If the Company exercises the right of first refusal, the Company and the Participant shall thereupon consummate the sale of shares of Common Stock to the Company within twenty (20) days after the date the Company has determined that the proposed Transfer is bona fide (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the shares of Common Stock other than in cash, the Company shall have the option of paying for the shares of Common Stock by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to the Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled.

(e) Failure to Exercise Right of First Refusal. If the Company fails to exercise the right of first refusal with respect to any shares of Common Stock within the period specified in Section 10.2(d) above, and the Company has not given notice to the Participant that the proposed Transfer is not a bona fide Transfer pursuant to Section 10.2(d), the Participant may conclude a Transfer to the Proposed Transferee of the Issued Shares on the terms and conditions described in the Transfer Notice, provided such Transfer occurs not later than twenty (20) days after the date the Company has determined that the proposed Transfer is bona fide. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer of the Common Stock was actually carried out on the terms and conditions described in the Transfer Notice. No shares of Common Stock shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed Transfer as bona fide. Any proposed Transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Participant (or his or her estate or legal representative), shall again be subject to the right of first refusal and shall require compliance by the Participant with the procedure described in this Section 10.2.

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(f) Assignment of Right of First Refusal. The Company shall have the right to assign the right of first refusal at any time, whether or not there has been an attempted Transfer, to one or more persons as may be selected by the Company, from time to time.

(g) Application to Transferees. This Section 10.2 shall apply to any transferee (other than to a transferee who acquires the shares of Common Stock pursuant to Section 10.2(d) above) in the same manner as it applies to a Participant.

10.3 Drag Along Right.

(a) In the event the Board receives or is otherwise presented with a bona fide offer from an independent third party to consummate a Change in Control (a “Sale Proposal”) and approves such Change in Control, then the Participants shall be required to participate in the Change in Control in the manner set forth in this Section 10.3.

(b) Upon the Board’s approval of a Change in Control, the Company shall deliver a notice (a “CIC Notice”) with respect to such Change in Control to all Participants no more than five Business Days after the execution and delivery by all of the parties thereto of the definitive agreement or letter of intent or similar document entered into with respect to such Change in Control and, in any event, no later than fifteen (15) Business Days prior to the closing date of such Change in Control. The CIC Notice shall include the terms of the Sale Proposal (including the name of the purchaser, the proposed date of the closing of the Change in Control, the purchase price for the shares of Common Stock and any other material terms and conditions, and the copy of any form of agreement proposed to be executed in connection with the Change in Control).

(c) Each Participant, upon receipt of a CIC Notice, shall be obligated (and such obligation shall be enforceable by the Company and the other Participants), to (i) sell its Issued Shares and participate in the Change in Control contemplated by the CIC Notice, (ii) to vote, if applicable, its Issued Shares in favor of the change in Control at any meeting of stockholders called to vote on or approve the Change in Control and/or to consent in writing to the Change in Control, (iii) waive all dissenters’ or appraisal rights in connection with the Change in Control, (iv) enter into agreements of sale or merger agreements relating to the Change in Control and otherwise execute and deliver all agreements, releases and instruments requested by the Company in order to effectuate or that are otherwise incident to such Change in Control, (v) otherwise to take all actions and execute all documents necessary or desirable to cause the Company and the Participants to consummate the Change in Control, and (vi) upon request of the Company, deliver an executed instrument of transfer with respect to its Issued Shares to counsel designated by the Company, which instrument will be held in escrow by such counsel (pending receipt of the purchase price therefor). Any such Sale Proposal, and the terms of any Change in Control, may be amended or modified from time to time, and any such CIC Notice may be rescinded, upon the approval of the. The Company shall give prompt written notice of any such amendment, modification or rescission to all of the Participants.

(d) Each Board member shall have full and plenary power and authority, as the agent of the Company, to cause the Company to enter into a transaction providing for a Change in Control and to take any and all such further action in connection therewith as such Board member may deem necessary or appropriate in order to consummate such Change in Control. Each Board member shall have complete discretion over the terms and conditions of any Change in Control effected hereby, including, without limitation, price, type of consideration, payment terms, conditions to closing, representations, warranties, affirmative covenants, negative covenants, indemnification, holdbacks and escrows.

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(e) The obligations of the Participants pursuant to this Section 10.3 are subject to the satisfaction of the following conditions:

(i) each of the Participants shall receive the same form of consideration and the same proportion of the aggregate consideration from such Change in Control that such Participants would have received if such aggregate consideration had been distributed by the Company to its stockholders in complete liquidation in accordance with applicable law and any organizational documents of the Company as in effect immediately prior to the Change in Control;

(ii) each Participant shall make or provide the same representations, warranties, covenants, indemnities and agreements in connection with the Change in Control (except that in the case of representations, warranties, covenants, indemnities and agreements pertaining specifically to any Participant, each other Participant shall make the comparable representations, warranties, covenants, indemnities and agreements pertaining specifically to itself); and

(iii) any expenses incurred for the benefit of the Company or all Participants, and any indemnities, holdbacks, escrows and similar items relating to the Change in Control, that are not paid or established by the Company (other than those that relate to representations or indemnities concerning a Participant’s valid ownership of his Issued Shares free and clear of all liens, claims and encumbrances or a Participant’s authority, power and legal right to enter into and consummate a purchase or merger agreement or ancillary documentation) shall be paid or established by the Participants in proportion to the reduced amount of consideration each Participant would have received if the aggregate consideration from such Change in Control had been reduced by the aggregate amount of such expenses, indemnities, holdbacks, escrows or similar items.

(iv) EACH PARTICIPANT SHALL BE OBLIGATED IN ITS INDIVIDUAL AWARD AGREEMENT TO APPOINT EACH MEMBER OF THE BOARD AND HIS OR HER SUCCESSORS AND ASSIGNS AS SUCH PARTICIPANT’S PROXY AND ATTORNEY-IN-FACT TO VOTE SUCH PARTICIPANT’S ISSUED SHARES AND TAKE ANY AND ALL SUCH OTHER ACTION WITH RESPECT TO SUCH PARTICIPANT’S ISSUED SHARES AND OTHER SECURITIES OF THE COMPANY AS SUCH BOARD MEMBER MAY DIRECT IN CONNECTION WITH A CHANGE IN CONTROL EFFECTED BY THE COMPANY IN ACCORDANCE WITH THIS SECTION 10.3 SOLELY IN THE EVENT THAT SUCH PARTICIPANT FAILS TO VOTE SUCH PARTICIPANT’S ISSUED SHARES OR TAKE ANY AND ALL SUCH OTHER ACTION IN CONNECTION WITH A CHANGE IN CONTROL IN ACCORDANCE WITH THIS SECTION 10.3. SUCH APPOINTMENT OF EACH BOARD MEMBER AS PROXY AND ATTORNEY-IN-FACT SHALL BE COUPLED WITH AN INTEREST AND SHALL BE VALID THROUGH THE DATE THERE SHALL BE CONSUMMATED A CHANGE IN CONTROL.

10.4 Effect of Public Offering. Notwithstanding the foregoing, neither the Company nor any other Person shall have any rights pursuant to this Article X following the completion of an Initial Public Offering of the Common Stock.

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ARTICLE XI

TERMINATION OR AMENDMENT

11.1 Notwithstanding any other provision of the Plan, the Board or the Committee (to the extent permitted by law) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Section 409A of the Code as described below), or suspend or terminate it entirely, retroactively or otherwise; provided that if the Committee, in its sole discretion, determines that the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may be materially and adversely impaired, the consent of such Participant shall be required; and provided further, without the approval of the majority of stockholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would (a) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 422 of the Code (to the extent applicable to Incentive Stock Options), or (b) require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided that no such amendment materially reduces the rights of any Participant without the Participant’s consent. Actions taken by the Committee in accordance with Article IV shall not be deemed to reduce the rights of any Participant.

Notwithstanding anything herein to the contrary, the Board or the Committee may amend the Plan or any Award at any time without a Participant’s consent to comply with Section 409A of the Code or any other applicable law. Nothing in the Plan is intended to provide a guarantee of particular tax treatment to any Participant.

ARTICLE XII

UNFUNDED PLAN

12.1 The Plan is intended to constitute an “unfunded” plan. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

ARTICLE XIII

GENERAL PROVISIONS

13.1 Legend. The Committee may require each Person receiving shares of Common Stock pursuant to an Award granted under the Plan to represent to and agree with the Company in writing that such Person is acquiring the shares without a view to distribution thereof and such other securities law related representations as the Committee shall request. In addition to any legend required by the Plan, the certificates and/or book entry accounts for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer.

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All certificates and/or book entry accounts for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national automated quotation system on which the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If determined by the Committee, in its sole discretion, to be necessary or advisable in order to prevent a violation of applicable securities laws or to avoid the imposition of public company reporting requirements, then, notwithstanding anything herein to the contrary, any stock-settled Awards shall be paid in cash in an amount equal to the Fair Market Value on the date of settlement of such Awards.

13.2 Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.3 No Right to Employment/Consultancy/Directorship. Neither the Plan nor the grant of any Award hereunder shall give any Participant or other Person any right to employment, consultancy or directorship by the Company or any of its Affiliates, or shall limit in any way the right of the Company or any of its Affiliates by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.

13.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or any other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay or otherwise provide for all required withholding taxes to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

13.5 No Assignment of Benefits. No Award or other benefit payable under the Plan shall, except as otherwise specifically provided in the Plan or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

13.6 Listing and Other Conditions.

(a) Unless otherwise determined by the Committee, if at any time the Common Stock is listed on a national securities exchange, national automated quotation system, or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Award with respect to such shares shall be suspended until such listing has been effected.

(b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful and will not result in the imposition of excise taxes on the Company.

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(c) Upon termination of any period of suspension under this Section 13.6, an Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d) A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(e) The Company shall not be obligated to issue any shares of Common Stock to a Participant if, in the opinion of counsel for the Company, the issuance of such Common Stock will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.

13.7 Stockholders Agreements and Other Requirements. Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award granted under the Plan, the Participant (or, if applicable, a Permitted Transferee) shall execute and deliver Joinder Agreements or such other documentation as required by the Committee which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee shall from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights. The Stockholders Agreements or other documentation shall apply to the Common Stock acquired under the Plan and covered by the Stockholders Agreements or other documentation. The Company may require, as a condition of exercise, the Participant or any Permitted Transferee to become a party to the Stockholders Agreements or any other existing stockholders agreement or other agreement.

13.8 Permitted Conduct. Nothing in the Plan, an Award agreement or the Stockholders Agreements shall prohibit or restrict any Participant from: (i) making any disclosure of relevant and necessary information as required by law or legal process; or (ii) initiating, participating, cooperating, or testifying in any action, investigation, or proceeding with, or providing information to, any governmental agency or legislative body, any self-regulatory organization, or the Company’s legal department. Federal law provides criminal and civil immunity to federal and state claims for trade secret misappropriation to individuals who disclose a trade secret to their attorney, a court, or a government official in certain confidential circumstances that are set forth in the Defend Trade Secrets Act of 2016 at 18 U.S.C. §§ 1833(b)(1) and 1833(b)(2), related to the reporting or investigation of a suspected violation of the law, or in connection with a lawsuit for retaliation for reporting a suspected violation of the law.

13.9 Governing Law. All matters arising out of or relating to the Plan, the actions taken in connection herewith and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws, and the State of Delaware shall be the exclusive venue of any actions or causes of action arising hereunder. Each Participant, and each beneficiary or other Person claiming under or through the Participant by accepting the grant of an Award consents to the exclusive jurisdiction of any state or federal court located within the State of Delaware, agrees that all actions or proceedings relating to the Plan shall be litigated in such courts,

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waives any defense of forum non conveniens, and agrees to be bound by any final and nonappealable judgment rendered thereby in connection with the Plan. To the extent the Participant is a party to an employment agreement with the Company or any of its Affiliates that provides for binding arbitration of employment disputes, then any disputes between the Company and such Participant arising under the Plan shall be arbitrated in accordance with the procedures set forth in such employment agreement, and the award of the arbitrator may be confirmed in any state or federal court having jurisdiction over the location in which the arbitration hearing was held.

13.10 Construction. Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or”, (ii) “including” or “include” shall mean “including, without limitation”, and (iii) wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would apply. Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

13.11 Other Benefits. No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless expressly provided to the contrary in such benefit plan.

13.12 Costs. The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to any Award granted hereunder.

13.13 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and Awards granted to individual Participants need not be the same.

13.14 Death/Disability. The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary or advisable to establish the validity of the transfer of an Award. The Committee may, in its sole discretion, also require that the transferee agree to be bound by all of the terms and conditions of the Plan.

13.15 Section 16(b) of the Exchange Act. On and after the Registration Date, all elections and transactions under the Plan by Persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

13.16 Section 409A. Although the Company does not guarantee to a Participant the particular tax treatment of any Award, all Awards are intended to comply with, or be exempt from, the requirements of Section 409A of the Code and the Plan and any Award agreement shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it is intended to be paid in a manner that will comply with Section 409A of the Code. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:

Execution Version

(a) A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of a Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean separation from service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Section 409A of the Code, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s separation from service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 13.16(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s separation from service or, if earlier, on the date of the Participant’s death.

(b) With respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the settlement of such Award shall not occur until the earliest of (i) the Change in Control if such Change in Control constitutes a “change in the ownership of the corporation,” a “change in effective control of the corporation” or a “change in the ownership of a substantial portion of the assets of the corporation,” within the meaning of Section 409A(a)(2)(A)(v) of the Code, (ii) the date such Award otherwise would be settled pursuant to the terms of the applicable Award agreement and (iii) the Participant’s “separation from service” within the meaning of Section 409A of the Code, subject to Section 13.16(a).

(c) For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments under the Plan or pursuant to an Award shall be treated as a right to receive a series of separate and distinct payments.

(d) Whenever a payment under the Plan or pursuant to an Award specifies a payment period with reference to a number of days (e.g., “payment shall be made within 30 days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

13.17 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

13.18 Securities Act Compliance. Except as the Company or Committee shall otherwise determine, the Plan is intended to comply with Section 4(2) or Rule 701 of the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.

13.19 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including the estate of such Participant and the executor, administrator or trustee of such estate.

13.20 Payments to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other Person incapable of receipt thereof shall be deemed paid when paid to such Person’s guardian or to the party providing or reasonably appearing to provide for the care of such Person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

Execution Version

13.21 Reformation. If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award Agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.

13.22 Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Exercisable Award, or other document or notice required or permitted by the Plan or an Award that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures also may be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that is delivered and/or accepted electronically.

13.23 Agreement. As a condition to the grant of an Award, if requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

13.24 No Rights as Stockholder. Subject to the provisions of the Award agreement, no Participant or Permitted Transferee shall have any rights as a stockholder of the Company with respect to any Award until such individual becomes the holder of record of the shares of Common Stock underlying the Award.

ARTICLE XIV

EFFECTIVE DATE OF PLAN

The Plan became as originally adopted effective as of November 1, 2018 (the “Effective Date”). The Plan is hereby amended and restated in the form set forth herein, effective upon approval of the amended and restated Plan by the Board and the stockholders of the Company.

ARTICLE XV

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards granted prior to such tenth anniversary may, and the Committee’s authority to administer the terms of such Awards shall, extend beyond that date.

TALARIS THERAPEUTICS, INC.

AMENDMENT NO. 1 TO THE

2018 EQUITY INCENTIVE PLAN

The Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan (the “Plan”) is hereby amended by the Board of Directors and stockholders of Talaris Therapeutics, Inc., a Delaware corporation, as follows:

Section 4.1 of the Plan is hereby amended by deleting it and replacing it with the following:

“General Limitations. The aggregate number of shares of Common Stock that maybe issued or used for reference purposes under the Plan or with respect to which Awards may be granted under the Plan, including with respect to Incentive Stock Options, shall not exceed 29,583,822 shares of Common Stock (subject, in each case, to any increase or decrease pursuant to Section 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. If any Award granted under the Plan expires, terminates, is canceled or is forfeited for any reason (in the case of any Stock Option, without having been exercised in full), or is settled in cash, the number of shares of Common Stock underlying such Award (in the case of any Stock Option, to the extent unexercised) shall again be available for issuance under the Plan. Shares of Common Stock tendered to the Company by a Participant to (a) purchase shares of Common Stock upon the exercise of an Award or (b) satisfy tax withholding obligations (including shares retained from the Award that was exercised or that created the tax obligation) shall be added back to the number of shares available for the future grant of Awards. No fractional shares of Common Stock shall be issued under the Plan.”

ADOPTED BY BOARD OF DIRECTORS:	September 30, 2020

ADOPTED BY STOCKHOLDERS:	September 30, 2020

Form of Early Exercise Stock Purchase Agreement

TALARIS THERAPEUTICS, INC.

EARLY EXERCISE STOCK PURCHASE AGREEMENT

PURSUANT TO THE

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

This Early Exercise Stock Purchase Agreement (the “Agreement”) is made as of [●] by and between Talaris Therapeutics, Inc., a Delaware corporation (the “Company”), and [●] (the “Purchaser”).

Preliminary Statement

Whereas the Purchaser has elected “Early Exercise” with respect to the Shares set forth in Section 1 below, pursuant to that certain Stock Option Grant Notice and Agreement, by and between the Purchaser and the Company, dated as of [●] (the “Option Agreement”),pursuant to the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, as amended from time to time (the “Plan”), the Committee hereby sells to the Purchaser as an [Eligible Employee] of the Company or any of its Affiliates, and the Purchaser agrees to purchase from the Company, as of the Closing (as defined in Section 2 below), the number of shares of the Company’s Common Stock set forth in Section 1 below. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. A copy of the Plan has been delivered to the Purchaser. By signing and returning this Agreement, the Purchaser acknowledges having received and read a copy of the Plan and agrees to comply with the Plan, this Agreement and all applicable laws and regulations.

In consideration of the mutual covenants and representations set forth below, the Company and the Purchaser agree as follows:

1. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Company on the Closing (as defined below) [●] shares of the Company’s Common Stock, par value $[●] per Share (the “Shares”), at a price of $[●] per share (the “Purchase Price”), for an aggregate purchase price of $[●].

2. Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held on the date first set forth above, or at any other time mutually agreed upon by the Company and the Purchaser. The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company.

3. Repurchase Option.

(a) Option. In the event the Purchaser’s Termination for any or no reason, including, without limitation, by reason of the Purchaser’s death or Disability, resignation or involuntary termination, the Company shall, from such time (as determined by the Company in its discretion), have the right, but not the obligation (the “Repurchase Option”), for a period of 90 days from the date of the Purchaser’s Termination, to repurchase any Shares which have not yet been released from the Repurchase Option (the “Unreleased Shares”) at a price per share equal to the lesser of (x) the fair market value of the shares at the time the Repurchase Option is exercised, as determined by the Company’s board of directors (the “Board”) in its sole discretion and (y) the Purchase Price (such lesser amount, the “Repurchase Price”). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or, in the event of the Purchaser’s death, the Purchaser’s executor and, at the Company’s option, (i) by delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) such that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

(b) Assignability. The Company in its sole discretion may assign all or part of the Repurchase Option to one or more employees, officers, directors or stockholders of the Company or other persons or organizations.

4. Release of Shares from Repurchase Option; Vesting.

(a) Vesting. [Subject to the Purchaser not experiencing a Termination prior to each such date, the Shares shall be released from the Repurchase Option over a [●] period commencing on [●], with [●]% of the Shares vesting [●].]1

(b) Delivery of Released Shares. Subject to the provisions of Section 6, the Shares that have been released from the Company’s Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request.

5. Restrictions on Transfer.

(a) Investment Representations and Legend Requirements. The Purchaser hereby makes the investment representations listed on Exhibit A to the Company as of the date of this Agreement and as of the date of the Closing, and agrees that such representations are incorporated into this Agreement by this reference, such that the Company may rely on them in issuing the Shares and for any other lawful purpose. The Purchaser understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares, together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EARLY EXERCISE STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL, LOCK-UP PERIOD AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

[1]	Note to Company: Vesting schedule should be the same as the vesting schedule of the options that were unvested at the time of early exercise.

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(b) Stop-Transfer Notices. The Purchaser agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) Lock-Up Period. The Purchaser hereby agrees that the Purchaser shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Shares or other securities of the Company, nor shall the Purchaser enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company, during the period from the filing of the first registration statement of the Company filed under the Securities Act, that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act through the end of the 180-day period following the effective date of such registration statement (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Purchaser further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lockup” or “market standoff” agreement in a form satisfactory to the Company and such underwriter. In the event that the Purchaser refuses to execute any such agreement, the Purchaser hereby agrees to comply with all of the transfer restrictions set forth above in this section for an additional 30 days beyond each 180-day (or other) period otherwise called for above. The Purchaser agrees that the Company may assign any or all of its rights under this section to the managing underwriter for any registered offering described in this section, and that such managing underwriter shall be able to further assign such rights in its sole discretion, in each case without any notice to or consent from the Purchaser being required. The Purchaser further agrees that any assignee of the Company’s rights under this section shall not be subject to any obligation of the Company set forth in this Agreement. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.

(e) Unreleased Shares. No Unreleased Shares subject to the Repurchase Option contained in Section 3 of this Agreement, nor any beneficial interest in such Shares, shall be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser, other than as expressly permitted or required by Section 3. Notwithstanding the foregoing, the Shares may be transferred by the Purchaser to the Purchaser’s Permitted Transferees in accordance with, and subject to, the terms of the Plan and the Stockholders Agreements.

(f) Released Shares. No Shares purchased pursuant to this Agreement, nor any beneficial interest in such Shares, shall be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser or any subsequent transferee, other than in compliance with the Company’s right of first refusal provisions contained in the Company’s Bylaws.

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(g) No Transfers to Bad Actors. The Purchaser agrees not to sell, assign, transfer, pledge, encumber or otherwise dispose of any securities of the Company, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Bad Actor Disqualifications”), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. The Purchaser will promptly notify the Company in writing if the Purchaser or, to the Purchaser’s knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any Bad Actor Disqualification.

(h) Restrictions Binding on Transferees. All transferees of Shares or any interest therein shall receive and hold such Shares or interest subject to all of the provisions of this Agreement as if the transferee were the Purchaser, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

6. Escrow.

(a) Deposit. As security for the faithful performance of this Agreement, the Purchaser agrees, immediately upon receipt of the certificate(s) evidencing the Shares, to deliver such certificate(s), together with a stock power in the form of Exhibit B attached to this Agreement, executed by the Purchaser and by the Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or to another designee of the Company (the “Escrow Agent”). These documents shall be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and the Purchaser set forth in Exhibit C attached to this Agreement, which instructions are incorporated into this Agreement by this reference, and which instructions shall also be delivered to the Escrow Agent after the Closing.

(b) Rights in Escrow Shares. Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares. If, from time to time during the term of the Company’s Repurchase Option, there is any stock dividend, stock split or other change in the Shares, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall immediately become subject to this escrow, deposited with the Escrow Agent and included thereafter as “Shares” for purposes of this Agreement and the Company’s Repurchase Option.

7. Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Code, taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT D AND THE PURCHASER (AND NOT THE COMPANY OR ANY OF ITS AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS AGENTS TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.

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8. General Provisions.

(a) Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

(b) Successors. The Company will require any successors or assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. The terms of this Agreement and all of the rights of the parties hereunder will be binding upon, inure to the benefit of, and be enforceable by, the Purchaser’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

(c) Integration. This Agreement, together with all exhibits hereto, the Plan, the Option Agreement, and the Stockholders Agreements, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser and supersedes and replaces any and all prior written or oral agreements regarding the subject matter of this Agreement including, but not limited to, any representations made during any interviews, relocation discussions or negotiations whether written or oral.

(d) Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 8(e) below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, to the appropriate party at the following address (or such other address as the party shall from time to time specify): (i) if to the Company, to Talaris Therapeutics, Inc. at its then current headquarters, which shall initially be [570 S. Preston Street, Suite 421, Louisville, Kentucky 40202]; and (ii) if to the Purchaser, to the address on file with the Company.

(e) Mode of Communications. The Purchaser agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this grant of Restricted Stock and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Purchaser further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

(f) WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

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(g) Assignment; Transfers. Except as set forth in this Agreement, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Purchaser without the prior written consent of the Company. Any attempt by the Purchaser without such consent to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Except as set forth in this Agreement, any transfers in violation of any restriction upon transfer contained in any section of this Agreement shall be void, unless such restriction is waived in accordance with the terms of this Agreement.

(h) Purchaser Investment Representations and Further Documents. The Purchaser agrees upon request to execute any further documents or instruments necessary or reasonably desirable in the view of the Company to carry out the purposes or intent of this Agreement, including (but not limited to) the applicable exhibits and attachments to this Agreement.

(i) Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Purchaser pursuant to this Agreement or the Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Purchaser of, any Federal, state or local taxes required by law to be withheld.

(j) No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Shares hereunder shall (a) guarantee that the Company will employ or retain the Purchaser as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Purchaser’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend the Purchaser’s employment agreement with the Company, if any, and to the extent there is a conflict between this Agreement and such employment agreement, such employment agreement shall govern and take priority.

(k) Certain Legal Restrictions. The Plan, this Agreement, the purchase and vesting of the Shares, and any obligations of the Company under the Plan and this Agreement, shall be subject to all applicable federal, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Stock is listed.

(l) Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Purchaser agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Restricted Stock shall be cancelled and terminated.

(m) No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

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(n) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Purchaser with respect to the subject matter hereof.

(o) Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that the Purchaser delivers a fully executed copy of this Agreement (including the applicable exhibits and attachments to this Agreement) and full payment for the Shares to the Company, and until such time as the Purchaser disposes of the Shares in accordance with this Agreement. Upon such transfer, the Purchaser shall have no further rights as a holder of the Shares so purchased except (in the case of a transfer to the Company) the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Purchaser shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

(p) Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made after the date of this Agreement.

(q) Employment at Will. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING TO PROVIDE SERVICES TO THE COMPANY AT WILL (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR ENGAGEMENT BY THE COMPANY FOR THE VESTING PERIOD, OR FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PURCHASER’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

(r) Reliance on Counsel and Advisors. The Purchaser acknowledges that Proskauer Rose LLP is representing only the Company in this transaction. The Purchaser acknowledges that he or she has had the opportunity to review this Agreement, including all attachments hereto, and the transactions contemplated by this Agreement with his or her own legal counsel, tax advisors and other advisors. The Purchaser is relying solely on his or her own counsel and advisors and not on any statements or representations of the Company or its agents for legal or other advice with respect to this investment or the transactions contemplated by this Agreement.

(s) Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

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(t) Spousal Consent. If the Purchaser is a resident of Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, or Wisconsin, or the Commonwealth of Puerto Rico and is married on the date of this Agreement, the Purchaser’s spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit E hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in the Purchaser’s Shares that do not otherwise exist by operation of law or the agreement of the parties. If the Purchaser should marry or remarry subsequent to the date of this Agreement, the Purchaser shall within ninety (90) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

(u) Recoupment Policy. The Purchaser acknowledges and agrees that the Restricted Stock shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

(v) Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

(w) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

(signature page follows)

8

Form of Early Exercise Stock Purchase Agreement

The parties represent that they have read this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement. The Purchaser agrees to notify the Company of any change in his or her contact information below.

PURCHASER:

Signature

Print Name

Address:

Email

TALARIS THERAPEUTICS, INC.

Signature

Print Name

Print Title

Address:

Exhibit A

INVESTMENT REPRESENTATION STATEMENT

PURCHASER	:	[●]

COMPANY	:	Talaris Therapeutics, Inc.

SECURITY	:	Restricted Common Stock

AMOUNT	:	[●] shares

DATE	:	[●]

In connection with the purchase of the above-listed shares, I, the undersigned purchaser, represent to the Company as follows:

1. The Company may rely on these representations. I understand that the Company’s sale of the shares to me has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Company believes, relying in part on my representations in this document, that an exemption from such registration requirement is available for such sale. I understand that the availability of this exemption depends upon the representations I am making to the Company in this document being true and correct.

2. I am purchasing for investment. I am purchasing the shares solely for investment purposes, and not for further distribution. My entire legal and beneficial ownership interest in the shares is being purchased and shall be held solely for my account, except to the extent I intend to hold the shares jointly with my spouse. I am not a party to, and do not presently intend to enter into, any contract or other arrangement with any other person or entity involving the resale, transfer, grant of participation with respect to or other distribution of any of the shares. My investment intent is not limited to my present intention to hold the shares for the minimum capital gains period specified under any applicable tax law, for a deferred sale, for a specified increase or decrease in the market price of the shares, or for any other fixed period in the future.

3. I can protect my own interests. I can properly evaluate the merits and risks of an investment in the shares and can protect my own interests in this regard, whether by reason of my own business and financial expertise, the business and financial expertise of certain professional advisors unaffiliated with the Company with whom I have consulted, or my preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons.

4. I am informed about the Company. I am sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the shares. I have had an opportunity to discuss the plans, operations and financial condition of the Company with its officers, directors or controlling persons, and have received all information I deem appropriate for assessing the risk of an investment in the shares.

5. I recognize my economic risk. I realize that the purchase of the shares involves a high degree of risk, and that the Company’s future prospects are uncertain. I am able to hold the shares indefinitely if required, and am able to bear the loss of my entire investment in the shares.

6. I know that the shares are restricted securities. I understand that the shares are “restricted securities” in that the Company’s sale of the shares to me has not been registered under the Securities Act in reliance upon an exemption for non-public offerings. In this regard, I also understand and agree that:

A. I must hold the shares indefinitely, unless any subsequent proposed resale by me is registered under the Securities Act, or unless an exemption from registration is otherwise available (such as Rule 144);

B. the Company is under no obligation to register any subsequent proposed resale of the shares by me; and

C. the certificate evidencing the shares will be imprinted with a legend which prohibits the transfer of the shares unless such transfer is registered or such registration is not required in the opinion of counsel for the Company.

7. I am familiar with Rule 144. I am familiar with Rule 144 adopted under the Securities Act, which in some circumstances permits limited public resales of “restricted securities” like the shares acquired from an issuer in a non-public offering. I understand that my ability to sell the shares under Rule 144 in the future is uncertain, and may depend upon, among other things: (i) the availability of certain current public information about the Company; (ii) the resale occurring more than a specified period after my purchase and full payment (within the meaning of Rule 144) for the shares; and (iii) if I am an affiliate of the Company (A) the sale being made in an unsolicited “broker’s transaction”, transactions directly with a market maker or riskless principal transactions, as those terms are defined under the Securities Exchange Act of 1934, as amended, (B) the amount of shares being sold during any three-month period not exceeding the specified limitations stated in Rule 144, and (C) timely filing of a notice of proposed sale on Form 144, if applicable.

8. I know that Rule 144 may never be available. I understand that the requirements of Rule 144 may never be met, and that the shares may never be saleable under the rule. I further understand that at the time I wish to sell the shares, there may be no public market for the Company’s stock upon which to make such a sale, or the current public information requirements of Rule 144 may not be satisfied, either of which may preclude me from selling the shares under Rule 144 even if the relevant holding period had been satisfied.

9. I know that I am subject to further restrictions on resale. I understand that in the event Rule 144 is not available to me, any future proposed sale of any of the shares by me will not be possible without prior registration under the Securities Act, compliance with some other registration exemption (which may or may not be available), or each of the following: (i) my written notice to the Company containing detailed information regarding the proposed sale, (ii) providing an opinion of my counsel to the effect that such sale will not require registration, and (iii) the Company notifying me in writing that its counsel concurs in such opinion. I understand that neither the Company nor its counsel is obligated to provide me with any such opinion. I understand that although Rule 144 is not exclusive, the Staff of the SEC has stated that persons proposing to sell private placement securities other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

10. I know that I may have tax liability due to the uncertain value of the shares. I understand that the board of directors believes its valuation of the shares represents a fair appraisal of their worth, but that it remains possible that, with the benefit of hindsight, the Internal Revenue Service may successfully assert that the value of the shares on the date of my purchase is substantially greater than the board of directors’ appraisal. I understand that any additional value ascribed to the shares by such an IRS determination will constitute ordinary income to me as of the purchase date, and that any additional taxes and interest due as a result will be my sole responsibility payable only by me, and that the Company need not and will not reimburse me for that tax liability.

2

11. Residence. The address of my principal residence is set forth on the signature page below.

12. No “bad actor” disqualification events. Neither I nor any person that would be deemed a beneficial owner of the shares (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(l)(i) through (viii) under the Securities Act, except as set forth in Rule 506(d)(2)(h) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the purchase or acquisition of the shares, in writing in reasonable detail to the Company.

By signing below, I acknowledge my agreement with each of the statements contained in this Investment Representation Statement as of the date first set forth above, and my intent for the Company to rely on such statements in issuing the shares to me.

Purchaser’s Signature

Print Name

Address of the Purchaser’s principal residence:

3

Exhibit B

STOCK POWER AND ASSIGNMENT

SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Early Exercise Stock Purchase Agreement dated as of [●], the undersigned hereby sells, assigns and transfers unto ____________________________, _______________________________(___________) shares of Common Stock of Talaris Therapeutics, Inc., a Delaware corporation, standing in the undersigned’s name on the books of said corporation represented by certificate number _____ delivered herewith, and does hereby irrevocably constitute and appoint ___________________________ as attorney-in-fact, with full power of substitution, to transfer said stock on the books of said corporation.

Dated:

(Signature)

(Print Name)

(Spouse’s Signature, if any)

(Print Name)

This Assignment Separate From Certificate was executed in conjunction with the terms of an Early Exercise Stock Purchase Agreement between the above assignor and the above corporation, dated as of [●].

Instruction: Please do not fill in any blanks other than the signature and name lines.

Exhibit C

JOINT ESCROW INSTRUCTIONS

[●]

Talaris Therapeutics, Inc.

Attn: ____________

Dear [____________]:

As Escrow Agent for both Talaris Therapeutics, Inc., a Delaware corporation (the “Company”), and [●] (the “Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Early Exercise Stock Purchase Agreement (the “Agreement”), dated as of [●], to which a copy of these Joint Escrow Instructions is attached, in accordance with the following instructions:

1. In the event that the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Repurchase Option set forth in the Agreement, the Company shall give to the Purchaser and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. The Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by check or such other form of consideration mutually agreed to by the parties) for the number of shares of stock being purchased pursuant to the exercise of the Repurchase Option.

3. The Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. The Purchaser does hereby irrevocably constitute and appoint you as his or her attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this paragraph 3, the Purchaser shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4. Upon written request of the Purchaser after each successive one-year period from the date of the Agreement, unless the Repurchase Option has been exercised, you will deliver to the Purchaser a certificate or certificates representing so many shares of stock remaining in escrow as are not then subject to the Repurchase Option. On or prior to the date that is 95 days after the date the Purchaser’s status as a service provider (as defined in the Agreement) to the Company terminates, you will deliver to the Purchaser a certificate or certificates representing the aggregate number of shares sold and issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to the exercise of the Repurchase Option.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to the Purchaser, you shall deliver all of same to the Purchaser and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. The Company and the Purchaser hereby jointly and severally expressly agree to indemnify and hold harmless you and your designees against any and all claims, losses, liabilities, damages, deficiencies, costs and expenses, including reasonable attorneys’ fees and expenses of investigation and defense incurred or suffered by you and your designees, directly or indirectly, as a result of any of your actions or omissions or those of your designees while acting in good faith and in the exercise of your judgment under the Agreement, these Joint Escrow Instructions, exhibits hereto or written instructions from the Company or the Purchaser hereunder.

9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

10. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. The Company shall reimburse you for any such disbursements.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13. You are expressly authorized to delegate your duties as Escrow Agent hereunder to the law firm of Proskauer Rose LLP or any other law firm, which delegation, if any, may change from time to time and shall survive your resignation as Escrow Agent.

14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

2

15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or four days following deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid and return receipt requested, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by written notice to each of the other parties hereto.

COMPANY:	Talaris Therapeutics, Inc.
,

Attn:

PURCHASER:

ESCROW AGENT:

17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

18. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

19. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

[Signature page follows]

3

Very truly yours,

TALARIS THERAPEUTICS, INC.

By:
Print Name: [Scott Requadt]
Title: [Chief Executive Officer]

PURCHASER:

[●]

(signature)

ESCROW AGENT:

Name:
Title: Secretary

IF YOU WISH TO MAKE A SECTION 83(B)

ELECTION, THE FILING OF SUCH

ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS

SECTION 83(B) ELECTION IS ATTACHED

TO THIS AGREEMENT AS EXHIBIT D.

YOU MUST FILE THIS FORM WITHIN 30

DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY OR ANY OF

ITS AGENTS) SHALL BE SOLELY

RESPONSIBLE FOR FILING SUCH FORM

WITH THE IRS, EVEN IF YOU REQUEST

THE COMPANY OR ITS AGENTS TO MAKE

THIS FILING ON YOUR BEHALF AND EVEN

IF THE COMPANY OR ITS AGENTS HAVE

PREVIOUSLY MADE THIS FILING ON YOUR

BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov

Exhibit D

ELECTION UNDER SECTION 83(b) OF THE

INTERNAL REVENUE CODE OF 1986, AS AMENDED

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his or her gross income for the current taxable year, the amount of any compensation taxable to him or her in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER: _______________ SPOUSE: __________________

TAXPAYER’S ADDRESS: ________________________________________

TAXPAYER ID #: ___________________ SPOUSE’S ID #: _____________________

2. The property with respect to which the election is made is described as follows: ___________ shares (the “Shares”) of the Common Stock of Talaris Therapeutics, Inc. (the “Company”).

3. The date on which the property was transferred is: _________ _____, ______. The taxable year to which this election relates is calendar year 20___.

4. The property is subject to the following restrictions: The Shares may be repurchased by the Company, or its assignee, upon the occurrence of certain events. This right lapses with regard to a portion of the Shares over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $___________.

6. The amount, if any, paid for such property: $___________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
, Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
, Spouse of Taxpayer

Exhibit E

CONSENT OF SPOUSE

I, [NAME], spouse of [●], have read and approve of the foregoing Early Exercise Stock Purchase Agreement, dated as of [●], together with all exhibits and attachments thereto (collectively, the “Agreement”), by and between my spouse and Talaris Therapeutics, Inc., a Delaware corporation (the “Company”). In consideration of the Company’s granting of the right to [●] to purchase [●] shares of Common Stock of the Company as set forth in the Agreement, I hereby appoint [●] as my attorney-in-fact in respect to the exercise or waiver of any rights under the Agreement, and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of [●], or under similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: [●]

(Signature)

(Print Name)

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION GRANT NOTICE AND AGREEMENT

Talaris Therapeutics, Inc. (the “Company”), pursuant to its Second Amended and Restated 2018 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Incentive Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Incentive Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[●]

Grant Date:	[●]

Vesting Commencement Date:	[●]

Exercise Price per Share:	[●]

Total Number of Shares Subject to Option:	[●]

Expiration Date:	[●]

Type of Option:	Incentive Stock Option

Exercise Schedule:	The Option is exercisable after the applicable vesting date in accordance with Section 3 of the Agreement or prior to the applicable vesting date in accordance with Section 4 of the Agreement (i.e. Early Exercise Permitted).

Vesting Schedule:	Subject to Section 3 of the Agreement, the Option shall vest and become exercisable commencing on the Vesting Commencement Date, with [●]/48ths of the Option vesting on [●], 2020, and the remainder of the Option vesting in [●][1] equal installments beginning on the date that is the one-month anniversary of [●], 2020, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

[1]

Note to Draft: Number of months to equal the portion of the Option that is unvested after the initial cliff-vesting (e.g., if 10/48ths of the Option vests on [●], 2020, the remainder of the Option will vest over the subsequent 38 months).

IN WITNESS WHEREOF, the parties hereto have executed this Incentive Stock Option Grant Notice and Agreement on and as of the day and year first above written.

TALARIS THERAPEUTICS, INC.	PARTICIPANT:

By:	By:

Print Name:	Scott Requadt	Print Name:

Title:	Chief Executive Officer	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

INCENTIVE STOCK OPTION AGREEMENT

PURSUANT TO THE

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth below, to the Participant, as an Eligible Employee of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. The Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, the Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of any shares of Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of this Agreement or the one (1) year period following the date on which the Option is exercised; (ii) except in the event of the Participant’s death or disability, as defined in Section 22(e)(3) of the Code, if the Participant is not employed by the Company, any “parent corporation” of the Company within the meaning of Section 424(e) of the Code (“Parent”), or any “subsidiary corporation” within the meaning of Section 424(f) of the Code (“Subsidiary”), at all times during the period beginning on the Grant Date (as defined herein) and ending on the day three (3) months before the date of exercise of the Option; or (iii) to the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock subject to “incentive stock options” which become exercisable for the first time by the Participant in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Option and shall constitute a separate non-qualified stock option.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) Subject to this Section 3, the Option shall vest and become exercisable as noted in the Exercise Schedule and Vesting Schedule shown on the Grant Notice.

Notwithstanding anything herein to the contrary, upon the occurrence of a Change in Control (as defined in the Plan):

•	the vesting on the Options granted pursuant to this Grant Notice shall accelerate by one year, provided that Participant remains employed by the Company at the time of the Change in Control; and

•

if Participant is Terminated without Cause, within 3 months prior to or 12 months following, a Change in Control, then the vesting on all of Participant’s Options granted pursuant to this Grant Notice shall become fully vested and exercisable pursuant to Section 9.1(a) of the Plan as follows: (1) in the case of a Termination within 3 months prior to, or concurrently with, a Change of Control, then immediately prior to, and contingent upon, a Change in Control occurring, or (2) in the case of a Termination within 12 months after a Change of Control, then immediately upon such Termination. Notwithstanding anything herein or in Section 6.4 of the Plan to the contrary, in the event that prior to a Change in Control, the Participant experiences a Termination without Cause, then (1) the Participant’s unvested Options shall terminate and expire no earlier than 120 days following the date of such Termination (but in no event later than the Expiration Date), and (2) the Participant’s vested and exercisable Options may be exercised by the Participant at any time within a period of 120 days following the date of such Termination (but in no event later than the Expiration Date).

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with Section 5 and the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) such other arrangements on terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such taxes withheld from other compensation).

4. Exercise Prior to Vesting (“Early Exercise”). If permitted in the Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of this Agreement, provided that the Participant has not experienced a Termination, the Participant may elect at any time during the term of the Option, to exercise all or part of the Option, including the unvested portion of the Option; provided, however, that:

(a) a partial exercise of the Option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to a purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c) the Participant shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d) to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which the Option plus all other Incentive Stock Options the Participant holds are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Participant’s option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

5. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The provisions in the Plan regarding Termination shall apply to the Option, provided that, to the extent applicable, if the Participant’s employment agreement or other written agreement with the Company expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

6. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

7. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

8. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

10. Recoupment Policy. The Participant acknowledges and agrees that the Common Stock underlying the Option shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

11. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

12. No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

13. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 14 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 13, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Talaris Therapeutics, Inc.

570 S. Preston Street, Suite 421

Louisville, Kentucky 40202

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 13 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

14. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

15. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the [State of Delaware], without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

16. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Employer’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment with the Employer.

17. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

18. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

19. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

20. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

21. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

22. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20__

Talaris Therapeutics, Inc.

_____________Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☒ Nonqualified ☐

Option number and grant date:	[●] options – [●], 20__

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of that certain Voting Agreement dated as of November 1, 2018 (the “Voting Agreement”), by and among Talaris Therapeutics, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Voting Agreement with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Voting Agreement; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Voting Agreement.

Any notice required or permitted by the Voting Agreement will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (aggregate exercise price).

Estimated withholding taxes:	$

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (estimated withholding taxes).

☐ I have made arrangements with Talaris Therapeutics, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, my option award agreement, the Voting Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Name of Participant]

Address:

Telephone:
Attention:

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION GRANT NOTICE AND AGREEMENT

Talaris Therapeutics, Inc. (the “Company”), pursuant to its Second Amended and Restated 2018 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Incentive Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Incentive Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[●]

Grant Date:	[●]

Vesting Commencement Date:	[●]

Exercise Price per Share:	[●]

Total Number of Shares Subject to Option:	[●]

Expiration Date:	[●]

Type of Option:	Incentive Stock Option

Exercise Schedule:	The Option is exercisable after the applicable vesting date in accordance with Section 3 of the Agreement or prior to the applicable vesting date in accordance with Section 4 of the Agreement (i.e. Early Exercise Permitted).

Vesting Schedule:	Subject to Section 3 of the Agreement, the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, vesting in 48 equal installments beginning on the date that is the one-month anniversary of the Vesting Commencement Date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Incentive Stock Option Grant Notice and Agreement on and as of the day and year first above written.

TALARIS THERAPEUTICS, INC.	PARTICIPANT:

By:	By:

Print Name:	Scott Requadt	Print Name:

Title:	Chief Executive Officer	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

INCENTIVE STOCK OPTION AGREEMENT

PURSUANT TO THE

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth below, to the Participant, as an Eligible Employee of the Company or one of its Affiliates (collectively, the Company and all of its Affiliates shall be referred to as the “Employer”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. The Option is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. Notwithstanding the foregoing, the Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of any shares of Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of this Agreement or the one (1) year period following the date on which the Option is exercised; (ii) except in the event of the Participant’s death or disability, as defined in Section 22(e)(3) of the Code, if the Participant is not employed by the Company, any “parent corporation” of the Company within the meaning of Section 424(e) of the Code (“Parent”), or any “subsidiary corporation” within the meaning of Section 424(f) of the Code (“Subsidiary”), at all times during the period beginning on the Grant Date (as defined herein) and ending on the day three (3) months before the date of exercise of the Option; or (iii) to the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares of Common Stock subject to “incentive stock options” which become exercisable for the first time by the Participant in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Option and shall constitute a separate non-qualified stock option.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) Subject to this Section 3, the Option shall vest and become exercisable as noted in the Exercise Schedule and Vesting Schedule shown on the Grant Notice.

Notwithstanding anything herein to the contrary, upon the occurrence of a Change in Control (as defined in the Plan):

•	the vesting on the Options granted pursuant to this Grant Notice shall accelerate by one year, provided that Participant remains employed by the Company at the time of the Change in Control; and

•

if Participant is Terminated without Cause, within 3 months prior to or 12 months following, a Change in Control, then the vesting on all of Participant’s Options granted pursuant to this Grant Notice shall become fully vested and exercisable pursuant to Section 9.1(a) of the Plan as follows: (1) in the case of a Termination within 3 months prior to, or concurrently with, a Change of Control, then immediately prior to, and contingent upon, a Change in Control occurring, or (2) in the case of a Termination within 12 months after a Change of Control, then immediately upon such Termination. Notwithstanding anything herein or in Section 6.4 of the Plan to the contrary, in the event that prior to a Change in Control, the Participant experiences a Termination without Cause, then (1) the Participant’s unvested Options shall terminate and expire no earlier than 120 days following the date of such Termination (but in no event later than the Expiration Date), and (2) the Participant’s vested and exercisable Options may be exercised by the Participant at any time within a period of 120 days following the date of such Termination (but in no event later than the Expiration Date).

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with Section 5 and the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) such other arrangements on terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such taxes withheld from other compensation).

4. Exercise Prior to Vesting (“Early Exercise”). If permitted in the Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of this Agreement, provided that the Participant has not experienced a Termination, the Participant may elect at any time during the term of the Option, to exercise all or part of the Option, including the unvested portion of the Option; provided, however, that:

(a) a partial exercise of the Option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to a purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement;

(c) the Participant shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

(d) to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the shares of Common Stock with respect to which the Option plus all other Incentive Stock Options the Participant holds are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Participant’s option(s) or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as Nonstatutory Stock Options.

5. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The provisions in the Plan regarding Termination shall apply to the Option, provided that, to the extent applicable, if the Participant’s employment agreement or other written agreement with the Company expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

6. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

7. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

8. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

10. Recoupment Policy. The Participant acknowledges and agrees that the Common Stock underlying the Option shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

11. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

12. No Right to Employment. This Agreement is not an agreement of employment. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Employer will employ the Participant for any specific time period or (b) modify or limit in any respect the Employer’s right to terminate or modify the Participant’s employment or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

13. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 14 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 13, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Talaris Therapeutics, Inc.

570 S. Preston Street, Suite 421

Louisville, Kentucky 40202

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 13 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

14. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

15. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the [State of Delaware], without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

16. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Employer’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment with the Employer.

17. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

18. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

19. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

20. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

21. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

22. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20__
Talaris Therapeutics, Inc.

_____________Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☒ Nonqualified ☐

Option number and grant date:	[●] options – [●], 20

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of that certain Voting Agreement dated as of November 1, 2018 (the “Voting Agreement”), by and among Talaris Therapeutics, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Voting Agreement with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Voting Agreement; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Voting Agreement.

Any notice required or permitted by the Voting Agreement will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (aggregate exercise price).

Estimated withholding taxes:	$

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (estimated withholding taxes).

☐ I have made arrangements with Talaris Therapeutics, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, my option award agreement, the Voting Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Name of Participant]

Address:

Telephone:
Attention:

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION GRANT NOTICE AND AGREEMENT

Talaris Therapeutics, Inc. (the “Company”), pursuant to its Second Amended and Restated 2018 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Nonqualified Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonqualified Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[●]

Grant Date:	[●]

Vesting Commencement Date:	[●]

Exercise Price per Share:	[●]

Total Number of Shares Subject to Option:	[●]

Expiration Date:	[●]

Type of Option:	Nonqualified Stock Option

Exercise Schedule:	The Option is exercisable after the applicable vesting date in accordance with Section 3 of the Agreement or prior to the applicable vesting date in accordance with Section 4 of the Agreement (i.e. Early Exercise Permitted).

Vesting Schedule:	Subject to Section 3 of the Agreement, the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, vesting in 48 equal installments beginning on the date that is the one-month anniversary of the Vesting Commencement Date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Grant Notice and Agreement on and as of the day and year first above written.

TALARIS THERAPEUTICS, INC.	PARTICIPANT:

By: Print Name: Scott Requadt Title: Chief Executive Officer	By: ________________________________ Print Name: _________________________ State of Residence: ____________________

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth below, to the Participant, as an Eligible Employee of the Company. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under section 422 of the Code.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice ) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) Subject to this Section 3, the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, vesting in 48 equal installments beginning on the date that is the one-month anniversary of the Vesting Commencement Date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.

Notwithstanding anything herein to the contrary, upon the occurrence of a Change in Control (as defined in the Plan):

•	the vesting on the Options granted pursuant to this Grant Notice shall accelerate by one year, provided that Participant remains employed by the Company at the time of the Change in Control; and

•

if Participant is Terminated without Cause or leaves for Good Reason, in each case within 3 months prior to or 12 months following, a Change in Control, then the vesting on all of Participant’s Options granted pursuant to this Grant Notice shall become fully vested and exercisable pursuant to Section 9.1(a) of the Plan as follows: (1) in the case of a Termination within 3 months prior to, or concurrently with, a Change of Control, then immediately prior to, and contingent upon, a Change in Control occurring, or (2) in the case of a Termination within 12 months after a Change of Control, then immediately upon such Termination. Notwithstanding anything herein or in Section 6.4 of the Plan to the contrary, in the event that prior to a Change in Control, the Participant experiences a Termination without Cause or leaves for Good Reason, then (1) the Participant’s unvested Options shall terminate and expire no earlier than 120 days following the date of such Termination (but in no event later than the Expiration Date), and (2) the Participant’s vested and exercisable Options may be exercised by the Participant at any time within a period of 120 days following the date of such Termination (but in no event later than the Expiration Date).

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with Section 5 and the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) such other arrangements on terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such taxes withheld from other compensation).

4. Exercise prior to Vesting (“Early Exercise”). If permitted in the Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of this Agreement, provided that the Participant has not experienced a Termination, the Participant may elect at any time during the term of the Option, to exercise all or part of the Option, including the unvested portion of the Option; provided, however, that:

(a) a partial exercise of the Option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to a purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement; and

(c) the Participant shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

5. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. Except as otherwise provided in Section 3, the provisions in the Plan regarding Termination shall apply to the Option; provided, that, to the extent applicable, if the Participant’s employment agreement, consulting agreement, or other written agreement with the Company expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

6. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

7. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

8. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

10. Recoupment Policy. The Participant acknowledges and agrees that the Common Stock underlying the Option shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

11. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

12. No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Company will employ or retain the Participant as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Participant’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment or consulting contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment or consulting contract, the employment or consulting contract shall govern and take priority.

13. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 14 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 13, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Talaris Therapeutics, Inc.

570 S. Preston Street, Suite 421

Louisville, Kentucky 40202

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 13 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

14. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

15. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

16. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment or consultancy arrangement with the Company.

17. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

18. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

19. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

20. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

21. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

22. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20__

Talaris Therapeutics, Inc.

Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☐ Nonqualified ☒

Option number and grant date:	[●] options – [●], 20__

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of that certain Voting Agreement dated as of November 1, 2018 (the “Voting Agreement”), by and among Talaris Therapeutics, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Voting Agreement with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Voting Agreement; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Voting Agreement.

Any notice required or permitted by the Voting Agreement will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (aggregate exercise price).

Estimated withholding taxes:	$

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (estimated withholding taxes).

☐ I have made arrangements with Talaris Therapeutics, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, my option award agreement, the Voting Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Name of Participant]

Address:

Telephone:
Attention:

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION GRANT NOTICE AND AGREEMENT

Talaris Therapeutics, Inc. (the “Company”), pursuant to its Second Amended and Restated 2018 Equity Incentive Plan (the “Plan”), hereby grants to Participant an Option to purchase the number of shares of the Company’s Common Stock (referred to herein as “Shares”) set forth below. This Option is subject to all of the terms and conditions as set forth herein and in the Nonqualified Stock Option Agreement attached hereto as Exhibit A (the “Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Nonqualified Stock Option Grant Notice (“Grant Notice”) and the Agreement.

Participant:	[●]

Grant Date:	[●]

Vesting Commencement Date:	[●]

Exercise Price per Share:	[●]

Total Number of Shares Subject to Option:	[●]

Expiration Date:	[●]

Type of Option:	Nonqualified Stock Option

Exercise Schedule:	The Option is exercisable after the applicable vesting date in accordance with Section 3 of the Agreement or prior to the applicable vesting date in accordance with Section 4 of the Agreement (i.e. Early Exercise Permitted).

Vesting Schedule:	Subject to Section 3 of the Agreement, the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, vesting in 48 equal installments beginning on the date that is the one-month anniversary of the Vesting Commencement Date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.

By his or her signature and the Company’s signature below, Participant agrees to be bound by the terms and conditions of the Plan, the Agreement and this Grant Notice. Participant has reviewed the Agreement, the Plan and this Grant Notice in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of this Grant Notice, the Agreement and the Plan. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Nonqualified Stock Option Grant Notice and Agreement on and as of the day and year first above written.

TALARIS THERAPEUTICS, INC.	PARTICIPANT:

By:	By:
Print Name: Scott Requadt	Print Name:
Title: Chief Executive Officer	State of Residence:

EXHIBIT A

TO STOCK OPTION GRANT NOTICE

NONQUALIFIED STOCK OPTION AGREEMENT

PURSUANT TO THE

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

Pursuant to the Grant Notice to which this Agreement is attached, the Company has granted to Participant an Option under the Plan to purchase the number of Shares indicated in the Grant Notice.

Preliminary Statement

The Committee hereby grants this stock option (the “Option”) as of the Grant Date pursuant to the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of shares of the common stock of the Company, $0.0001 par value per share (the “Common Stock”), set forth below, to the Participant, as a Non-Employee Director of the Company. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Grant Notice or the Plan, as applicable. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under section 422 of the Code.

2. Common Stock Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Participant to purchase from the Company, upon exercise, the Total Number of Shares Subject to Option (as set forth in the Grant Notice ) at the Exercise Price per Share (as set forth in the Grant Notice).

3. Vesting; Exercise.

(a) Subject to this Section 3, the Option shall vest and become exercisable over a four-year period commencing on the Vesting Commencement Date, vesting in 48 equal installments beginning on the date that is the one-month anniversary of the Vesting Commencement Date, and each one-month anniversary date thereafter; provided, however, that the Participant has not experienced a Termination prior to each applicable vesting date.

Notwithstanding anything herein to the contrary, upon the occurrence of a Change in Control (as defined in the Plan):

•	the vesting on the Options granted pursuant to this Grant Notice shall accelerate by one year, provided that Participant remains employed by the Company at the time of the Change in Control; and

•

if Participant is Terminated without Cause or leaves for Good Reason, in each case within 3 months prior to or 12 months following, a Change in Control, then the vesting on all of Participant’s Options granted pursuant to this Grant Notice shall become fully vested and exercisable pursuant to Section 9.1(a) of the Plan as follows: (1) in the case of a Termination within 3 months prior to, or concurrently with, a Change of Control, then immediately prior to, and contingent upon, a Change in Control occurring, or (2) in the case of a Termination within 12 months after a Change of Control, then immediately upon such Termination. Notwithstanding anything herein or in Section 6.4 of the Plan to the contrary, in the event that prior to a Change in Control, the Participant experiences a Termination without Cause or leaves for Good Reason, then (1) the Participant’s unvested Options shall terminate and expire no earlier than 120 days following the date of such Termination (but in no event later than the Expiration Date), and (2) the Participant’s vested and exercisable Options may be exercised by the Participant at any time within a period of 120 days following the date of such Termination (but in no event later than the Expiration Date).

(b) To the extent that the Option has become vested and exercisable with respect to a number of shares of Common Stock, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option in accordance with Section 5 and the Plan. Notwithstanding the foregoing, the Participant may not exercise the Option unless the offering of shares of Common Stock issuable upon such exercise (i) is then registered under the Securities Act, or, if such offering is not then so registered, the Company has determined that such offering is exempt from the registration requirements of the Securities Act and (ii) complies with all other applicable laws and regulations governing the Option, and the Participant may not exercise the Option if the Committee determines that such exercise would not be so registered or exempt and otherwise in compliance with such laws and regulations.

(c) To exercise the Option, unless otherwise directed or permitted by the Committee, the Participant must:

(i) execute and deliver to the Company a properly completed Notice of Exercise in the form attached hereto as Exhibit I.

(ii) execute and deliver such other documentation as required by the Committee (including, without limitation, the Stockholder Agreements) which may set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise, a right of first refusal or a right of first offer of the Company and other Persons with respect to shares, and such other terms or restrictions as the Board or Committee may from time to time establish, including any drag along rights, tag along rights, transfer restrictions and registration rights, and

(iii) remit the aggregate Exercise Price to the Company in full, payable (A) in cash or by check, bank draft or money order payable to the order of the Company; or (B) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such Exercise Price withheld from other compensation).

(d) In addition, unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Option, by (i) remitting the aggregate amount of such taxes to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company, or (ii) such other arrangements on terms and conditions as may be acceptable to the Committee (including, without limitation, making arrangements with the Company to have such taxes withheld from other compensation).

4. Exercise prior to Vesting (“Early Exercise”). If permitted in the Grant Notice (i.e., the “Exercise Schedule” indicates “Early Exercise Permitted”) and subject to the provisions of this Agreement, provided that the Participant has not experienced a Termination, the Participant may elect at any time during the term of the Option, to exercise all or part of the Option, including the unvested portion of the Option; provided, however, that:

(a) a partial exercise of the Option will be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

(b) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise will be subject to a purchase option in favor of the Company as described in the Company’s form of Early Exercise Stock Purchase Agreement; and

(c) the Participant shall enter into the Company’s form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

5. Termination. The term of the Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. Except as otherwise provided in Section 3, the provisions in the Plan regarding Termination shall apply to the Option; provided, that, to the extent applicable, if the Participant’s employment agreement, consulting agreement, or other written agreement with the Company expressly provides more favorable rights with respect to the Option in the event of Termination, such rights shall apply.

6. Market Stand-Off. If requested by the Company or the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), the Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise Transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for Common Stock, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock-up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter or the Company to effect the foregoing and agree that the Company may impose stop transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock-up Period.

7. Restriction on Transfer of Option. Unless otherwise determined by the Committee in accordance with the Plan, (a) no part of the Option shall be Transferable other than by will or by the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant. Any attempt to Transfer the Option other than in accordance with the Plan shall be void.

8. No Rights as Stockholder. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option unless and until the Participant has become the holder of record of such shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

9. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

10. Recoupment Policy. The Participant acknowledges and agrees that the Common Stock underlying the Option shall be subject to the terms and provisions of any “clawback” or recoupment policy that may be adopted by the Company from time to time or as may be required by any applicable law (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules and regulations thereunder).

11. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to the Participant pursuant to this Agreement, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

12. No Right to Employment or Consultancy Service. This Agreement is not an agreement of employment or to provide consultancy services. None of this Agreement, the Plan or the grant of the Option hereunder shall (a) guarantee that the Company will employ or retain the Participant as an employee or consultant for any specific time period or (b) modify or limit in any respect the Company’s right to terminate or modify the Participant’s employment, consultancy arrangement or compensation. Moreover, this Agreement is not intended to and does not amend any existing employment or consulting contract between the Participant and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment or consulting contract, the employment or consulting contract shall govern and take priority.

13. Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing or by electronic means as set forth in Section 14 below and sent to the party to which the notice, demand or request is being made:

(a) unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 13, any notice required to be delivered to the Company shall be properly delivered if delivered to:

Talaris Therapeutics, Inc.

570 S. Preston Street, Suite 421

Louisville, Kentucky 40202

(b) if to the Participant, to the address on file with the Company.

Any notice, demand or request, if made in accordance with this Section 13 shall be deemed to have been duly given: (i) when delivered in person or by electronic means; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.

14. Mode of Communications. The Participant agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant and any other grants offered by the Company, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Participant further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

15. Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws which would result in the application of the laws of any other jurisdiction.

16. Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s mandatory dispute resolution procedures as may be in effect from time to time with respect to matters arising out of or relating to Participant’s employment or consultancy arrangement with the Company.

17. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

18. Construction. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement. Wherever any words are used in this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. As used herein, (i) “or” shall mean “and/or” and (ii) “including” or “include” shall mean “including, without limitation.” Any reference herein to an agreement in writing shall be deemed to include an electronic writing to the extent permitted by applicable law.

19. Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included; provided that if the Company’s call rights and rights of first refusal or rights of first offer set forth in the Stockholder Agreements or any other agreement shall be held invalid or unenforceable, the Option shall be cancelled and terminated.

20. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

21. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreements between the Company and the Participant with respect to the subject matter hereof.

22. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Remainder of Page Left Intentionally Blank]

Exhibit I

TALARIS THERAPEUTICS, INC.

SECOND AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

NOTICE OF EXERCISE

Date: [●], 20__

Talaris Therapeutics, Inc.

Attention: [●]

Ladies and Gentlemen:

This document constitutes notice under my stock option agreement that I elect to purchase the number of shares for the aggregate payment set forth below.

Type of option (check one):	Incentive ☐ Nonqualified ☒

Option number and grant date:	[●] options – [●], 20__

Number of shares as to which option is exercised:

Per share exercise price:	$[●]

Aggregate exercise price (number of shares as to which option is exercised multiplied by per share exercise price):	$

I (i) agree that the shares purchased pursuant to this Notice of Exercise will be bound by and subject to the terms of that certain Voting Agreement dated as of November 1, 2018 (the “Voting Agreement”), by and among Talaris Therapeutics, Inc. and certain of its stockholders, as such Voting Agreement may be amended or restated; (ii) hereby adopt the Voting Agreement with the same force and effect as if I were originally a party thereto; (iii) acknowledge that I will be considered a “Key Holder” for all purposes of the Voting Agreement; and (iv) agree to sign any such documents as may be required in connection with my becoming a party to the Voting Agreement.

Any notice required or permitted by the Voting Agreement will be given to me at the address listed below my signature hereto.

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (aggregate exercise price).

Estimated withholding taxes:	$

☐ Attached is [cash, or] a check, bank draft or money order payable to Talaris Therapeutics, Inc. in the amount of $___________ (estimated withholding taxes).

☐ I have made arrangements with Talaris Therapeutics, Inc. to have the aggregate exercise price and/or the applicable withholding taxes withheld from other compensation.

By signing below, I (i) acknowledge that I remain subject to the applicable provisions of my option award agreement, (ii) acknowledge and make the representations and warranties set forth below, and (iii) acknowledge that the Company is relying in part upon such representations and warranties:

(a) I am acquiring and will hold the shares of Common Stock for investment for my account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or other applicable securities laws.

(b) I have been advised that offerings of the shares of Common Stock have not been registered under the Securities Act or other applicable securities laws, on the ground that no public offering of the shares of Common Stock is to be effected (it being understood, however, that the shares of Common Stock are being offered in reliance on the exemption provided under Rule 701 under the Securities Act), and that the shares of Common Stock must be held indefinitely, unless they are subsequently registered under the applicable securities laws or I obtain an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. I further acknowledge and understand that the Company is under no obligation hereunder to register offerings of the shares of Common Stock.

(c) I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. I acknowledge that I am familiar with the conditions for resale set forth in Rule 144, and I acknowledge and understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) I will not sell, transfer or otherwise dispose of the shares of Common Stock in violation of the Talaris Therapeutics, Inc. Second Amended and Restated 2018 Equity Incentive Plan, my option award agreement, the Voting Agreement, the Securities Act (or the rules and regulations promulgated thereunder) or under any other applicable securities laws. I agree that I will not dispose of the Common Stock unless and until I have complied with all requirements applicable to the disposition of the shares of Common Stock.

(e) I have been furnished with, and have had access to, such information as I consider necessary or appropriate for deciding whether to invest in the shares of Common Stock, and I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock.

(f) I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Common Stock for an indefinite period and to suffer a complete loss of my investment in the Common Stock.

[Name of Participant]

Address:

Telephone:
Attention:

Execution Version

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on ___________________, 20__, by the undersigned (the “Holder”) pursuant to the terms of that certain Voting Agreement dated as of November 1, 2018 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants, or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐

As a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

As a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	As a new Investor in accordance with Subsection 7.1(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	In accordance with Subsection 7.1(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:	ACCEPTED AND AGREED:

By:	TALARIS THERAPEUTICS, INC.
Name and Title of Signatory

Address:	By:

Title:
Email: